SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Microchip Technology Incorporated
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title  of each  class  of  securities  to  which  transaction  applies:
         _________________.

    (2)  Aggregate   number  of   securities  to  which   transaction   applies:
         _________________.

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
         ______________________________________________________________________.

    (4)  Proposed      maximum      aggregate      value     of     transaction:
         _________________________________.

    (5)  Total fee paid:  ______________.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:  _______________.

    (2)  Form, Schedule or Registration Statement No.:  ________________.

    (3)  Filing Party:  ________________.

    (4)  Date Filed: __________________.

                                    MICROCHIP

                                   PRELIMINARY

                        MICROCHIP TECHNOLOGY INCORPORATED

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  July 28, 1997
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of Microchip Technology Incorporated, a Delaware corporation (the "Company"), will be held at 9:00 a.m. local time on Monday, July 28, 1997, at the Company's facility at 1200 South 52nd Street, Tempe, Arizona, for the following purposes:

         1. To elect directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

         2. To vote on a proposed amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, par value $0.001 per share (the "Common Stock"), from 65,000,000 to 100,000,000;

         3. To approve amendments to the Company's 1993 Stock Option Plan to increase by 2,000,000 the number of shares of Common Stock reserved for issuance thereunder;

         4. To approve an amendment to the Company's Employee Stock Purchase Plan to increase by 300,000 the number of shares of Common Stock reserved for issuance thereunder;

         5. To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending March 31, 1998; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on June 2, 1997 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to personally attend the meeting. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.
                                        Sincerely,


                                        C. Philip Chapman
                                        Secretary

Chandler, Arizona
June __, 1997

                                    MICROCHIP

                                   PRELIMINARY

                        MICROCHIP TECHNOLOGY INCORPORATED
                          2355 West Chandler Boulevard
                          Chandler, Arizona 85224-6199

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                            VOTING AND OTHER MATTERS

General

         The enclosed proxy is solicited on behalf of Microchip Technology Incorporated, a Delaware corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 9:00 a.m. local time on Monday, July 28, 1997 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the Company's facility at 1200 South 52nd Street, Tempe, Arizona.

         These proxy solicitation materials were first mailed on or about June ___, 1997, to all stockholders entitled to vote at the Meeting.

         Unless otherwise noted, all references in this Proxy Statement to number of shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock") and stock option information have been restated to reflect a 3-for-2 stock split of the Common Stock effected on January 6, 1997.

Voting Securities and Voting Rights

         Stockholders of record at the close of business on June 2, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, __________ shares of Common Stock were issued and outstanding.

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date constitutes a quorum for the transaction of business at the Meeting. Each stockholder voting at the Meeting, either in person or represented by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required: (i) to amend the Company's 1993 Stock Option Plan, as proposed; (ii) to amend the Company's Employee Stock Purchase Plan, as proposed; and (iii) for the ratification of the appointment of the Company's independent auditors. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the proposed amendment to the Company's Restated Certificate of Incorporation

PRELIMINARY

(the "Certificate of Incorporation"). In the election of directors, the nominees receiving the highest number of affirmative votes shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence of a quorum, but have no other effect under Delaware law.

Voting of Proxies

         Votes cast in person or by proxy at the Meeting will be tabulated by the election inspector(s) appointed for the Meeting. When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted: (i) "FOR" the election of the nominees set forth in this Proxy Statement; (ii) "FOR" approval of each of the other matters presented to stockholders in this Proxy Statement; and (iii) as the proxy holders deem advisable on other matters that may come before the Meeting. A stockholder may indicate on the enclosed proxy or its substitute that it is abstaining from voting on a particular matter (an "abstention"). A broker may indicate on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"). Abstentions and broker non-votes are each tabulated separately. The election inspector(s) will determine whether a quorum is present at the Meeting. In general, Delaware law provides that a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum. In determining whether a proposal has been approved, abstention of shares that are entitled to vote are treated as present in person or represented by proxy, but not as voting for such proposal and hence have the same effect as votes against such proposal; broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

Revocability of Proxies

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Solicitation

         The Company will pay all expenses of this solicitation. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation. The Company may also, at its sole expense, retain a proxy solicitation firm to assist in the distribution of proxy solicitation materials and in the collection of proxies. If so, the Company believes that the expense will not exceed $15,000.

PRELIMINARY

                              ELECTION OF DIRECTORS

Nominees

         A board of five directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees are currently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director at the Meeting will continue until the next annual meeting of stockholders and until a successor has been elected and qualified.

         The following table sets forth certain information regarding the nominees for directors of the Company:

Name                            Age     Position(s) Held
----                            ---     ----------------

Steve Sanghi.....................41     Chairman of the Board, President and
                                        Chief Executive Officer
Albert J. Hugo-
Martinez (1)(2)..................51     Director
Jon H. Beedle (1)................64     Director
L.B. Day (2).....................52     Director
Matthew W. Chapman...............46     Director

------------------------------

(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

         Mr. Sanghi is currently, and has been since August, 1990, President of the Company, since October, 1991, Chief Executive Officer and since October, 1993, Chairman of the Board of Directors. He has served as a director of the Company since August, 1990. He served as the Company's Chief Operating Officer from August, 1990 through October, 1991 and as Senior Vice President of Operations from February, 1990 through August, 1990. Mr. Sanghi is also a director of ADFlex Solutions, Inc., a U.S. supplier of flexible circuit-based interconnect solutions.

         Mr. Hugo-Martinez has served as a director of the Company since October, 1990. Since March, 1996, he has served as President and Chief Executive Officer of GTI Corporation, a manufacturer of ISDN and local area network subcomponents. From 1987 to 1995, he served as President and Chief Executive Officer of Applied Micro Circuits Corporation, a manufacturer of high-performance bipolar and bi-CMOS gate arrays.

         Mr. Beedle has served as director of the Company since October, 1993. In 1995, Mr. Beedle retired as President of IN-STAT, Inc., a leading high technology, market research firm, a position in which he had served since 1981. Mr. Beedle is also a director of Bell Microproducts, a regional electronics distributor.

PRELIMINARY


         Mr. Day has served as a director since December, 1994. Since 1976, he has served as President of L.B. Day & Company, Inc. (formerly Day-Floren Associates, Inc.), a management consulting firm specializing in organizational structure, development and strategic planning.

         Mr. Chapman has served as a director since May, 1997. Since 1988, he has served as Chief Executive Officer and since 1991, he has served as Chairman of CFI ProServices, Inc., a supplier of integrated software solutions and services to financial institutions throughout the United States.

Meetings and Committees of the Board of Directors

         The Company's By-Laws authorize the Board of Directors to appoint from among its members one or more committees composed of one or more directors. The Board of Directors has appointed a standing Audit Committee and a standing Compensation Committee. The Company does not have a nominating committee or any committee that performs the functions of a nominating committee. The Audit Committee is primarily responsible for appointing the Company's independent accounting  firm and for  reviewing  and  evaluating  the  Company's  accounting principals and its systems of internal controls. The Audit Committee also reviews the annual financial statements, significant accounting and tax issues and the scope of the annual audit with the Company's independent auditors. The Compensation Committee reviews and acts on all matters relating to compensation levels and benefit plans for the Company's key executives. See "Board Compensation Committee Report on Executive Compensation," below.

         The Board of Directors met five times during the fiscal year ended March 31, 1997. The Company's Audit Committee met separately twice, and the Company's Compensation Committee met separately four times, during the fiscal year ended March 31, 1997.

Director Compensation and Other Information

         Director Fees

         Directors receive a $10,000 annual retainer, paid in quarterly installments, and $1,000 per meeting for each regular and special Board of Directors' meeting. No compensation is paid for telephonic meetings of the Board of Directors or for meetings of committees of the Board of Directors.

         Stock Options

         Under the terms of the Company's 1993 Stock Option Plan, non-employee directors receive stock options to purchase 10,000 shares of Common Stock upon their first election to the Board of Directors and, for 1996 and earlier years, options to purchase 5,000 shares of Common Stock at the meeting of the Board of Directors held immediately following each annual stockholders' meeting. Commencing with the 1997 Meeting, non-employee directors will receive options to purchase 5,000 shares of Common Stock as of the first business day of the month in which the annual stockholders' meeting is held. Following the 1996 annual meeting of stockholders on July 26, 1996, each of Messrs. Hugo-Martinez, Beedle and Day were granted options to acquire 5,000 shares of Common Stock at an

PRELIMINARY

exercise price of $30.75(1) such options to vest in a series of 12 equal and successive monthly installments commencing one month after the grant date. Following his election to the Board of Directors on May 19, 1997, Mr. Chapman was granted an option to acquire 10,000 shares of Common Stock at an exercise price of $31.5625 per share. These options vest in a series of 36 equal and successive monthly installments commencing one month after the grant date.

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

         The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers whose aggregate annual cash compensation exceeded $100,000 for services rendered in all capacities to the Company (collectively, the "Named Executive Officers") for the three fiscal years ended March 31, 1997, 1996 and 1995:

------------------------------
(1) Neither the number of shares nor the option exercise price set forth above have been adjusted to reflect the 3-for-2 stock split of the Common Stock effected on January 6, 1997. To the extent such options had not been exercised on January 6, 1997, the number of unexercised options and the exercise price were adjusted to reflect the 3-for-2 stock split.

PRELIMINARY

                           Summary Compensation Table

                                  Annual Compensation       Long-Term
                                  -------------------       Compensation
                                                            ------------

                                                              Securities
                                                              Underlying      All Other
                                                     Bonus   Options/SARs   Compensation
  Name and Principal            Year   Salary ($)   ($)(1)       (#)           ($)(2)
  ------------------            ----   ----------   ------       ---           ------
      Position
      --------
Steve Sanghi,                   1997   $342,693    $ 11,346    165,000        $272,542
  President and                 1996    329,423       9,807     75,000         168,723
  Chief Executive               1995    295,384      84,308    225,000         233,587
  Officer

Robert A. Lanford,              1997    176,632      46,489     39,000          37,267
  Vice President,               1996    170,985      50,886     18,000          28,958
  Worldwide Sales               1995    159,015      73,794     56,250          25,725

George P. Rigg,                 1997    172,299       5,692     47,250          63,540
  Vice President,               1996    166,730       4,952     22,500          49,148
  Advanced Micro-               1995    152,583      51,854     67,500          52,618
  controller and
  Technology
  Division

Timothy B                       1997    171,267      72,681     56,250               0
  Billington,                   1996    165,790      50,554     22,500               0
  Vice President,               1995    153,424      99,224     67,500               0
  Manufacturing
  Operations

C. Philip Chapman               1997    155,097       5,145     45,750          62,683
 Vice President,                1996    148,240       4,414     19,500          37,125
 Chief Financial                1995    134,093      32,322     45,000          33,750
 Officer

Mitchell R. Little              1997    154,760      33,237     45,000          33,785
  Vice President,               1996    148,077       4,423     18,000          40,350
  Standard Micro-               1995    138,715      40,531     56,250          37,001
  controller and
  ASSP Division

------------------------------
(1) Includes MICP bonus earned in year shown but not paid until the following year, and cash bonus payments under the Company's cash bonus plan. See "Board Compensation Committee Report on Executive Compensation," below for descriptions of the MICP bonus program and the cash bonus plan.
(2) Except as otherwise noted, consists of: (i) the Company-matching contribution to the Company's 401(k) retirement savings plan, which were $3,792 for Mr. Sanghi, $2,706 for Mr. Lanford, $2,689 for Mr. Rigg, $-0- for Mr. Billington, $1,760 for Mr. Chapman, and $2,285 for Mr. Little; and (ii) an additional payment by the Company in connection with a split-dollar life insurance program which is distributable to the individual executive officer when he is no longer an employee of the Company, in the amount of $268,750 for Mr. Sanghi, $34,561 for Mr. Lanford, $60,851 for Mr. Rigg, $-0- for Mr. Billington, $60,923 for Mr. Chapman and $31,500 for Mr. Little. See "Board Compensation Committee Report on Executive Compensation," below for a description of the split-dollar life insurance program.

PRELIMINARY



Compensation Plans

         1993 Stock Option Plan (the "Plan")

         The Plan is the Company's primary equity incentive program for key employees, non-employee members of the Board of Directors and independent contractors who provide valuable services to the Company. The Plan is more fully discussed below at "Proposal To Amend The Company's 1993 Stock Option Plan."

         Employee Stock Purchase Plan (the "Purchase Plan")

         The Purchase Plan allows eligible employees of the Company to purchase shares of Common Stock at semi-annual intervals through periodic payroll deductions. The purchase price per share for an eligible employee who participates in the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the employee's entry date into the then-current offering period under the Purchase Plan or (ii) 85% of the fair market value of a share of Common Stock on the semi-annual purchase date. The Purchase Plan is more fully discussed below at "Proposal To Amend The Company's Employee Stock Purchase Plan."

Option Grants

         The following table contains information concerning the grant of stock options to the Named Executive Officers during the fiscal year ended March 31, 1997:

PRELIMINARY




                        Option Grants in Last Fiscal Year

                                                   Individual Grants
                           ---------------------------------------------------------------
                                                Percent                                             Potential Realizable
                             Number of         of Total                                               Value at Assumed
                            Securities          Options                                             Annual Rates of Stock
                            Underlying        Granted to                                           Price Appreciation for
                              Options          Employees        Exercise or                              Option Term
                              Granted          in Fiscal        Base Price      Expiration     --------------------------
         Name                   (#)              Year             ($/sh)           Date            5%(3)           10%(3)
----------------------     -------------    --------------    -------------     ----------     -------------  -----------
Steve Sanghi.............     37,500(1)          1.8%           $17.00           04/30/06           400,920    1,016,011
 .........................    127,500(2)          6.1%            16.83           07/02/06         1,349,738    3,420,502

Robert A. Lanford........      9,000(1)          0.5%            17.00           04/30/06            96,221      243,843
 .........................     30,000(2)          1.4%            16.83           07/02/06           317,586      804,824

George P. Rigg...........     11,250(1)          0.5%            17.00           04/30/06           120,276      304,803
 .........................     36,000(2)          1.7%            16.83           07/02/06           381,103      965,789

Timothy B. Billington....     11,250(1)          0.5%            17.00           04/30/06           120,276      304,803
 .........................     45,000(2)          1.7%            16.83           07/02/06           476,378    1,207,236

C. Philip Chapman........      9,750(1)          0.5%            17.00           04/30/06           104,239      264,163
 .........................     36,000(2)          1.7%            16.83           07/02/06           381,103      965,789

Mitchell R. Little.......      9,000(1)          0.5%            17.00           04/30/06            96,221      243,843
 .........................     36,000(2)          1.7%            16.83           07/02/06           381,103      965,789

Option Exercises and Holdings

         The following table provides information on option exercises in the fiscal year ended, and option holdings at, March 31, 1997 by the Named Executive Officers and the value of such officers' unexercised options at March 31, 1997:

-------------------------------
(1) Each stock option becomes exercisable over a one-year vesting period, in 12 successive monthly installments commencing on October 21, 1999, and has a maximum term of 10 years from the date of grant. Vesting may be accelerated under certain circumstances in connection with an acquisition of the Company or a change of control. The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. See "Proposal to Amend The Company's 1993 Stock Option Plan - Description of the Plan," below, for a further description of the material provisions of the Plan.
(2) Each stock option becomes exercisable over a one-year vesting period, in 12 successive monthly installments commencing on July 2, 2000, and has a maximum term of 10 years from the date of grant. Vesting may be accelerated under certain circumstances in connection with an acquisition of the Company or a change of control. The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. See "Proposal to Amend The Company's 1993 Stock Option Plan - Description of the Plan," below, for a further description of the material provisions of the Plan.
(3) No assurance can be given that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. The rates of appreciation are specified by rules of the Securities and Exchange Commission (the "SEC") and are for illustrative purposes only; they do not represent the Company's estimate of future stock price. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grant. The exercise price of each of the options was equal to the closing sales price of the Common Stock as quoted on the NASDAQ Stock Market on the date of grant.

PRELIMINARY




                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                             Number of Securities              Value of Unexercised
                         Shares                         Underlying Unexercised Options         In-The-Money Options
                       Acquired on        Value               At March 31, 1997 (#)          at March 31, 1997 ($)(1)
Name                  Exercise (#)   Realized ($)(2)     Exercisable      Unexercisable   Exercisable(1)     Unexercisable
--------------------  ------------   ---------------     -----------      -------------   --------------     -------------
Steve Sanghi........          0                  0         513,281         525,469            12,357,077       7,689,369

Robert A.
  Lanford...........     62,481          1,811,831          13,714         128,015               345,646      1,889,485

George P. Rigg......    103,500          2,118,822          37,482         158,343               857,914      2,336,836

Timothy B.
  Billington........     87,975          1,436,327          27,932         167,484               724,019      2,469,139

C. Philip Chapman...     30,000            693,953          55,542         120,093             1,501,802      1,686,164

Mitchell R.
  Little............     45,564            905,543           7,595         133,593               189,715      1,950,895

Employment   Contracts,   Termination   of  Employment  and  Change  in  Control
Arrangements

The Company has not entered into employment contracts with any of the Named Executive Officers. Each of the Named Executive Officers has entered into an Executive Officer Severance Agreement (the "Severance Agreement"). The Severance Agreement provides for the automatic acceleration in vesting of all unvested stock options upon the first to occur of any of the following events: (i) as of the date immediately preceding a change of control in the event any such stock options are or will be terminated or canceled (except by mutual consent) or any successor to the Company fails to assume and agree to perform all such stock option agreements at or prior to such time as any such person becomes a successor to the Company; (ii) as of the date immediately preceding such change of control in the event the executive does not or will not receive upon exercise of such executive's stock purchase rights under any such stock option agreement the same identical securities and/or other consideration as is received by all other stockholders in any merger, consolidation, sale, exchange or similar transaction occurring upon or after such change of control; (iii) as of the date immediately preceding any involuntary termination of such executive occurring upon or after any such change of control; or (iv) as of the date six months following the first such change of control, provided that the executive shall have remained an employee of the Company continuously throughout such six-month period.

-------------------------------

(1) Calculated based on $30.00 per share, which was the closing sales price per share of the Common Stock as quoted on the NASDAQ Stock Market on March 31, 1997, multiplied by the number of applicable shares in-the-money less the total exercise price for such shares.
(2) Calculated based on the market price per share of the Common Stock at date of exercise multiplied by the number of options exercised less the total exercise price of the options exercised.

PRELIMINARY




Board Compensation Committee Report on Executive Compensation

The Compensation Committee; General

         The  Board  of  Directors  maintains  a  Compensation   Committee  (the
"Committee") comprised of one or more outside directors. The Committee is presently comprised of Messrs. Hugo-Martinez and Beedle. The Committee, with input from Messrs. Day and Sanghi, conducted performance reviews for fiscal 1997, and made compensation decisions for fiscal 1998, with respect to the Company's executive officers other than Mr. Sanghi. The Committee, with input from Mr. Day, conducted the performance review for fiscal 1997, and made compensation decisions for fiscal 1998, with respect to Mr. Sanghi. Mr. Sanghi does not participate in deliberations relating to his own compensation. Mr. Chapman was elected to the Board of Directors on May 19, 1997. He did not participate in any decisions related to fiscal 1997 compensation for the executive officers and, as of the date of this Proxy Statement, has not participated in any compensation decisions for fiscal 1998.

The Stock Option Committee

         The Board of Directors also maintains a Stock Option Committee comprised of two or more outside directors. The Stock Option Committee administers the Plan and determines, within the confines of the Plan, the timing, amount and vesting of stock options to be granted to the Company's executive officers. Messrs. Hugo-Martinez and Beedle currently comprise the Stock Option Committee.

Compensation Policy

         The Company bases its compensation policy on a pay-for-performance philosophy for all corporate officers and key employees. This philosophy emphasizes variable compensation, primarily by setting base salaries after a review of average base salary levels of comparable companies in the semiconductor industry, with an opportunity to enhance total compensation through various incentives. The Company believes that this philosophy successfully aligns an executive's total compensation with the Company's business objectives and performance and the interests of the stockholders, and serves to attract, retain and reward individuals who contribute both to the Company's short-term and long-term success. Compensation decisions also include subjective determinations and a consideration of various factors with the weight given to a particular factor varying from time to time and in various individual cases. The Company believes that its overall pay-for-performance philosophy fosters a team environment among the Company's management that focuses their energy on achieving the Company's financial and performance objectives, consistent with the Company's guiding values.

         The Committee believes that the overall compensation levels for the Company's executive officers for fiscal 1997 are consistent with the Company's pay-for-performance philosophy and are reasonable in light of the Company's fiscal 1997 performance. Fiscal 1997 was an unusual and unprecedented year in the semiconductor industry as a whole, which manifested itself in industry-wide inventory correction activities and an overall industry growth rate of - 6%. Despite industry conditions, the Company's net sales increased 17% and 38% in fiscal 1997 and 1996, respectively; its net income increased 17% and 21% in fiscal 1997 and 1996, respectively; and its return on average equity was 23% and 28% in fiscal 1997 and 1996, respectively.

PRELIMINARY



Elements of Compensation

         There are currently four major elements of the Company's executive compensation program: annual base salary, incentive cash bonuses and long term compensation programs, stock options, and compensation and employee benefits generally available to all Company employees.

         Base Salaries. The Committee establishes annual base salaries for the Company's executive officers at the beginning of each fiscal year, primarily by considering the salaries of executive officers in similar positions with comparably-sized companies (the "Reference Group"). The Reference Group currently consists of six companies with $300 million to $1.0 billion in annual sales, market capitalizations of between $400 million and $4.0 billion, and that operate in recognized market segments, such as logic, memory and mixed-signal, within the semiconductor industry. Monitoring the Reference Group provides a stable and continuing frame of reference for reviewing and setting base salary compensation. The composition of the Reference Group is subject to change from year to year based on the Committee's assessment of comparability, including the extent to which the Reference Group reflects changes occurring within the Company and in the semiconductor industry as a whole. In addition, consistent with the Company's pay-for-performance philosophy, the Committee reviews the performance objectives for the Company as a whole for the immediately preceding fiscal year and the upcoming fiscal year, as well as the performance objectives for each of the individual officers relative to their respective areas of responsibility for both periods. Performance objectives are initially developed by the individual officers, in conjunction with their respective operating units, and then discussed with and approved by the Chief Executive Officer to generate the Company's annual operating plan ("AOP"). The Board of Directors then reviews and approves the AOP. In setting base salaries, the Committee also considers subjective factors such as an executive's experience and tenure in the industry and perceived value of the executive's position to the Company as a whole. After consideration of all of the above-described factors, average base salaries for the Company's executive officers increased 3.85% in fiscal 1997.

         Incentive Cash Bonuses and Long-Term Compensation Programs. Incentive cash bonuses may be payable to the Company's officers, managers and other key employees under the Company's Management Incentive Compensation Plan ("MICP"). The Board of Directors approved the MICP for fiscal 1997 as part of the fiscal 1997 AOP at the beginning of fiscal 1997. The MICP is an aggregate bonus pool derived from a percentage of the Company's annual operating profit. This bonus pool may then be allocated among the eligible participants based upon the achievement of individual performance objectives and various subjective determinations, with no particular weight being assigned to any one factor. The Board of Directors and the Committee generally give Mr. Sanghi wide discretion with respect to the designation of employees eligible to participate in the MICP and the amount of any MICP bonus to be awarded to each participant, including executive officers other than himself. The Committee determines the amount of the MICP bonus, if any, to be awarded to Mr. Sanghi. In fiscal 1997, approximately 214 employees, including the executive officers and the Chief Executive Officer, participated in the MICP.

         In conjunction with the MICP, the executive officers are eligible to participate in a program designed to provide longer term compensation to the executive officers. In light of the importance of retaining the executive officers in the Company's long-term employ and to provide an alternative to

PRELIMINARY


immediately taxable cash bonuses, in fiscal 1995 the Committee created a longer term benefit for key executives in the form of a split-dollar life insurance program. The split-dollar life insurance program provides key officers with an incentive to remain in the long-term employ of the Company, an insurance benefit, and a cash value benefit payable in the future when the executive is no longer in the Company's employ. The Committee determines what portion of an executive's overall MICP cash bonus will be paid in cash or into the split-dollar life insurance program. During fiscal 1997, two of the executive officers received a cash MICP bonus; all of the MICP bonuses for the other executive officers, including Mr. Sanghi, were contributed to the split-dollar life insurance program. See the "Summary Compensation Table" and the footnotes thereto, above.

         Numerous objective and subjective factors were considered in establishing the total MICP bonus compensation for fiscal 1997, including the Company's sales and net income growth, and return on equity. MICP bonuses for fiscal 1997 were paid at the rate of 80% of the total MICP bonus pool established in the fiscal 1997 AOP. As a result, the average MICP bonus for the Company's six executive officers, excluding Mr. Sanghi, was approximately 33.7% of base salary, an increase of approximately 45.6% in fiscal 1997 as compared to fiscal 1996 when the average MICP bonus for such officers, excluding Mr. Sanghi, was approximately 24% of base salary. See the "Summary Compensation Table" and footnotes thereto, above. The Committee believes that the MICP bonus compensation for fiscal 1997 is consistent with the Company's pay-for-performance philosophy and is commensurate with the Company's overall performance, as well as the fiscal 1997 AOP objectives.

         Stock Options. The Company believes that executive officers, other corporate officers and key employees should hold substantial, long-term equity stakes in the Company so that their collective interests will coincide with the interests of the stockholders. Thus, stock options constitute a significant portion of the Company's incentive compensation program. At March 31, 1997, approximately 56% of the Company's employees worldwide held options to purchase Common Stock. In granting stock options to executive officers under the Plan, the Stock Option Committee considers numerous factors, such as the individual's position and responsibilities with the Company, the individual's future potential to influence the Company's mid- and long-term growth, the vesting schedule of the options awarded and the number of options previously granted. A description of the Plan is set forth below at "Proposal To Amend The Company's 1993 Stock Option Plan." See the table under "Option Grants - Option Grants in Last Fiscal Year," above, for information regarding options to purchase Common Stock granted to the Named Executive Officers during fiscal 1997.

         As described above, the grant of stock options to employees is a critical element in the Company's pay-for-performance, variable compensation-based philosophy that provides a competitive incentive to remain in the Company's service. In April, 1996, as a response to the Company's performance in the fourth quarter of fiscal 1996, and that of the semiconductor industry as a whole, the Company eliminated MICP bonuses for all employees for the second half of fiscal 1996, and cash bonus plan payments for all employees for the fourth quarter of fiscal 1996. In light of these actions, the Committee reviewed the terms of stock option grants to the employee population at large, excluding the executive officers and non-employee directors. The Committee determined that a large portion of such grants were of little or no incentive value to the affected employees because the exercise prices were well in excess of the then-current value of the Common Stock. The Committee concluded that a significant and serious competitive disadvantage would result to the Company if that situation were not remedied. To counteract this competitive disadvantage, the Committee adopted an option exchange

PRELIMINARY


program (the "Exchange Program"). Pursuant to the terms of the Exchange Program, employees who held options with an exercise price in excess of $30.00 per share were given the opportunity to exchange those options for a stock option grant dated April 30, 1996 at an exercise price of $25.50(1) per share. None of the Company's executive officers or non-employee directors were eligible to participate in the Exchange Program.

         Compensation and Employee Benefits Generally Available to All Company Employees. The Company maintains compensation and employee benefits that are generally available to all Company employees, including medical, dental and life insurance benefits, the Purchase Plan, a 401(k) retirement savings plan, a supplemental retirement savings plan (an unfunded, non-qualified deferred compensation plan maintained primarily for the purpose of providing deferral compensation for a select group of management employees as defined in ERISA Sections 201, 301 and 401), and a cash bonus plan. The cash bonus plan awards each eligible employee with up to two and one-half days of pay, based on base salary, every quarter, if the Company meets certain operating profitability objectives established by the Board of Directors. For fiscal 1997, each eligible employee received 85% of the maximum cash bonus payment permitted under the cash bonus plan.

Chief Executive Officer Compensation

         The Committee uses the same factors and criteria described above in making compensation decisions regarding the Chief Executive Officer. For fiscal 1997, Mr. Sanghi's base salary was increased by 4%. The Committee believes this is an appropriate increase considering the base salaries of chief executive officers in the Reference Group, and the Company's sales growth and performance in an unprecedented and difficult industry environment. Mr. Sanghi's aggregate MICP bonus for fiscal 1997 was determined after considering numerous objective and subjective factors, including the Company's performance in an unusual and unprecedented industry environment as compared to that of the semiconductor industry as a whole, and resulted in a total MICP bonus payment for fiscal 1997 (which was made as a contribution to the split-dollar life insurance program) of approximately 78.4% of his base salary. As a result, Mr. Sanghi's fiscal 1997 MICP bonus represented an increase of approximately 62.9% in fiscal 1997 as compared to fiscal 1996 when Mr. Sanghi's MICP bonus was approximately 50% of his base salary. See the "Summary Compensation Table" and footnotes thereto, above. The Committee believes that Mr. Sanghi's fiscal 1997 MICP bonus was (i) consistent with the Company's pay-for-performance philosophy and is commensurate with the Company's overall performance, as well as the fiscal 1997 AOP objectives; and (ii) reasonable based on the Company's overall performance in fiscal 1997, that performance as compared to the Reference Group and Mr. Sanghi's leadership and influence over the Company's performance. See the table under "Option Grants in Last Fiscal Year," above, for information regarding options to purchase Common Stock granted to Mr. Sanghi during fiscal 1997. The April 30, 1996 grant became exercisable over a one year vesting period in 12 successive monthly installments commencing October 21, 1999; the July 2, 1996 grant became exercisable over a one year vesting period in 12 successive monthly installments commencing July 2, 2000. The amount of these grants and the vesting terms were determined to provide an appropriate long-term incentive for Mr. Sanghi.

-------------------------------
(1) For presentation purposes, neither the original exercise price nor the exercise price of the new option grants have been adjusted to reflect the 3-for-2 stock split of the Common Stock effected on January 6, 1997. To the extent such options had not been exercised on January 6, 1997, the number of unexercised options and the exercise price were adjusted to reflect the 3-for -2 stock split.

PRELIMINARY


Deductibility of Executive Compensation

         Beginning in 1994, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility by the Company for federal income tax purposes of compensation paid to the Company's Chief Executive Officer and to each of the Company's other four most highly compensated executive officers to $1 million each. The Company anticipates that a substantial portion of each executive officer's compensation will be "qualified performance-based compensation," that is not limited under Code Section 162(m). The Committee, therefore, does not currently anticipate that any executive officer's compensation will exceed that limitation of deductibility in fiscal 1998.

         By the Board of Directors, including its Compensation and Stock Option Committees:

Steve Sanghi     Albert J. Hugo-Martinez     Jon H. Beedle     L.B. Day     Matthew W. Chapman

Compensation Committee Interlocks and Insider Participation

         The Board of Directors maintains a Compensation Committee, which is currently comprised of Messrs. Hugo-Martinez and Beedle. Neither of Messrs. Hugo-Martinez or Beedle had any contractual or other relationship with the Company during fiscal 1997 except as a director and neither has ever served as an officer or employee of the Company.

Performance Graph

         The following graph shows a comparison of cumulative total stockholder return for: (i) the Common Stock; (ii) a self-constructed Peer Group Index comprised of six companies that operate in recognized market segments, such as logic, memory and mixed-signal, within the semiconductor industry and which have annual sales between $300 and $1.0 billion and a market capitalization of between $400 million and $4.0 billion (the "Peer Group"); and (iii) the CRSP Total Return Index for the NASDAQ Stock Market (U.S.). The Peer Group is
comprised of Altera Corporation, Atmel Corporation, Linear Technology Corporation, Maxim Integrated Products, Inc., Xilinx, Inc., and Zilog, Inc.

         The Peer Group is identical to the Reference Group used by the Committee in reviewing executive compensation. See "Board Compensation Committee Report on Executive Compensation."

         In preparing the following graph, it was assumed that $100 was invested in the Common Stock at the initial offering price on March 22, 1993, the date on which shares of Common Stock were first publicly traded. No cash dividends have been declared or paid with respect to the Common Stock.

         Note  that  historic  stock  price   performance  is  not   necessarily
indicative of future stock performance.

                       03/31/93 04/30/93 05/28/93 06/30/93 07/30/93 08/31/93  09/30/93  10/29/93  11/30/93  12/31/93  01/31/94
------------------------------------------------------------------------------------------------------------------------------
Microchip Technology     113.16   149.12   163.16   205.26   200.00   326.32    364.91    449.12    449.12    547.37    557.89
------------------------------------------------------------------------------------------------------------------------------
Peer Group Index         105.13   103.37   121.01   124.03   130.08   145.73    159.82    145.85    143.19    165.37    177.07
Broad Market Index       102.03    97.67   103.51   103.99   104.11   109.49    112.75    115.29    111.85    114.97    118.45


                       02/28/94 03/31/94 04/29/94 05/31/94 06/30/94 07/29/94  08/31/94  09/30/94  10/31/94  11/30/94  12/30/94
------------------------------------------------------------------------------------------------------------------------------
Microchip Technology     624.56   536.84   589.45   652.61   742.11   673.67    773.68    826.29    976.99    939.47    868.42
------------------------------------------------------------------------------------------------------------------------------
Peer Group Index         187.68   178.06   196.75   181.08   169.69   160.77    187.68    196.34    219.89    213.24    221.92
Broad Market Index       117.35   110.13   108.70   108.97   104.98   107.13    113.96    113.67    115.91    112.06    112.38

                       01/31/95 02/28/95 03/31/95 04/30/95 05/31/95 06/30/95  07/29/95  08/31/95  09/29/95  10/31/95  11/30/95
------------------------------------------------------------------------------------------------------------------------------
Microchip Technology     706.58   797.37   888.16   892.11   939.47  1148.68   1215.79   1200.00   1196.05   1253.31   1278.95
------------------------------------------------------------------------------------------------------------------------------
Peer Group Index         214.05   244.55   256.31   289.37   305.86   349.17    418.22    448.55    463.37    453.42    420.58
Broad Market Index       113.01   118.98   122.51   172.34   129.63   140.13    150.43    153.47    157.01    156.11    159.77

                       12/29/95 01/31/96 02/29/96 03/29/96 04/30/96 05/31/96  06/28/96  07/31/96  08/30/96  09/30/96  10/31/96
------------------------------------------------------------------------------------------------------------------------------
Microchip Technology    1152.63  1050.00   876.32   868.42   805.26   813.16    781.58   1006.58   1158.57   1180.26   1144.74
------------------------------------------------------------------------------------------------------------------------------
Peer Group Index         376.51   435.72   437.03   384.72   415.13   393.86    329.95    334.91    352.65    382.90    373.25
Broad Market Index       158.94   159.76   165.89   166.35   180.15   188.43    179.93    163.91    173.09    186.34    184.30

                       11/29/96 12/31/96 01/31/97 02/28/97 03/31/97
-------------------------------------------------------------------
Microchip Technology    1507.89  1606.58  1805.92  1770.39  1421.05
-------------------------------------------------------------------
Peer Group Index         490.06   459.49   563.65   525.67   489.43
Broad Market Index       195.72   195.50   209.36   197.95   183.89

PRELIMINARY



SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 27, 1997 by: (i) each director and nominee for director; (ii) each of the Named Executive Officers; (iii) all directors and executive officers as a group; and (iv) each person who is known to the Company to own beneficially more than five percent of the Common Stock:

    Name and Address                                      Number of Shares                          Percent of
    of Beneficial Owner                               Beneficially Owned(1)(2)                     Common Stock
    -------------------                               ------------------------                     ------------
    The Kaufmann Fund(3)                                     3,575,000                                  6.72%
    FMR Corp(4)                                              2,532,800                                  4.76%
    Pilgrim Baxter & Associates(5)                           1,751,500                                  3.29%
    Steve Sanghi(6)                                          1,356,332                                  2.5%
    George P. Rigg(7)                                          154,236                                   *
    Robert A. Lanford(8)                                       102,691                                   *
    C. Philip Chapman(9)                                        63,284                                   *
    Albert J. Hugo-Martinez(10)                                 41,686                                   *
    Timothy B. Billington(11)                                   40,608                                   *
    L.B. Day(12)                                                21,042                                   *
    Mitchell R. Little(13)                                      19,448                                   *
    Jon H. Beedle(14)                                            6,875                                   *
    Matthew W. Chapman(15)                                         278                                   *
    All directors and executive officers as a
    group (ten persons)(16)                                  1,806,480                                  3.4%

-------------------------------
(1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock.
(2) Includes shares of Common Stock issuable to the identified person pursuant to stock options and stock purchase rights that may be exercised within 60 days of April 27, 1997. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other stockholder.
(3) 140 East 45th Street, 43rd Floor, New York, NY 10017. Information is based on a Schedule 13G filed with the SEC by The Kaufmann Fund, Inc. dated January 31, 1997.
(4) 82 Devonshire Street, Boston, Massachusetts 02109. Information is based on a Schedule 13G filed with the SEC by FMR Corp. dated February 14, 1997. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Stock.
(5)   1255 Drummers Lane, Suite 300, Wayne, Pa 19087.  Information is based on a
      Schedule  13G filed  with the SEC by  Pilgrim  Baxter &  Associates  dated
      February 14, 1998. Such Schedule 13G indicates that Pilgrim Baxter & Associates has the sole power to dispose of or direct the disposition of such Common Stock, but has shared power to vote or to direct the vote of such Common Stock.
(6) Includes 546,328 shares issuable upon exercise of options. Also includes 312,369 shares held of record by Steve Sanghi and Maria Sanghi as joint tenants and 201,646 shares held of record by Steve Sanghi and Maria T. Sanghi as Trustees of Declaration of Trust.
(7)   Includes 48,028 shares issuable upon exercise of options.
(8)   Includes 22,784 shares issuable upon exercise of options.
(9)   Includes 61,588 share issuable upon exercise of options.
(10) Includes 35,765 shares issuable upon exercise of options . Also includes 5,921 shares held of record by Albert J. Hugo-Martinez and S. Gay Hugo-Martinez as trustees of the Martinez Family Trust.
(11)  Includes 39,674 shares issuable upon exercise of options.
(12)  Includes 21,042 shares issuable upon exercise of options.
(13) Includes 15,610 shares issuable upon exercise of options. All shares held of record are held by Mitchell R. Little and Jean E. Little as joint tenants.
(14)  Includes 6,875 shares issuable upon exercise of options.
(15)  Includes 278 shares issuable upon exercise of options
(16)  Includes 797,694 shares issuable upon exercise of options.

PRELIMINARY



            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than 10% of a class of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it during the fiscal year ended March 31, 1997, and written representations that no other reports were required, the Company believes that, except as described below, each person who, at any time during fiscal 1997, was a director, officer or beneficial owner of more than 10% of the Common Stock, complied with all Section 16(a) filing requirements. An open market stock purchase of Common Stock by Mr. Hugo-Martinez in March, 1996 was not timely reported on a Form 4 for March, 1996. This purchase was reported on Mr. Hugo-Martinez' Form 4 filed in November, 1996. An open market stock sale by Mr. Hugo-Martinez in November, 1996 was not timely reported on Mr. Hugo-Martinez' otherwise timely filed Form 4 for November, 1996. Mr. Hugo-Martinez has reported the transaction on his timely filed Form 5 for the fiscal year ended March 31, 1997. A sale of shares of Common Stock held by Mr. Billington's employee stock purchase plan account was inadvertently omitted from his otherwise timely filed Form 4 for November, 1996. This transaction was reported on Mr. Billington's timely filed Form 5 for the fiscal year ended March 31, 1997.

       PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                   NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Certificate of Incorporation currently provides that the Company is authorized to issue two classes of stock consisting of 65,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, $0.001 par value per share. In April, 1997, the Board of Directors authorized an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares. At the Meeting, the stockholders are being asked to approve the proposed amendment. Under the proposed amendment, paragraph
(A) of Article IV of the Certificate of Incorporation would be amended to read as follows:

         "(A) Classes of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, `Common Stock' and `Preferred Stock.' The total number of shares which the corporation is authorized to issue is one hundred and five million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, par value $0.001 and five million (5,000,000) shares be Preferred Stock, par value $0.001 per share."

         The Company currently has 65,000,000 authorized shares of Common Stock. As of the Record Date, _________________ shares of Common Stock were issued and outstanding. In addition, as of the Record Date, and without giving effect to the proposed amendments to the Plan and the Purchase Plan

PRELIMINARY


described in this Proxy Statement, ________________ shares were reserved for future issuance upon the exercise of outstanding options under the Company's employee stock option and stock purchase plans.

Purpose and Effect of the Amendment

         The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of such additional shares will provide the Company with flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans or other proper corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders' meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such stockholders' percentage voting power.

         The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the Common Stock may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

         The Company has no arrangements, agreements or understandings at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock will be subject to the rights of holders of outstanding shares of any preferred stock that the Company may issue in the future.

Potential Anti-Takeover Effect

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of the Company more difficult and, therefore, less likely. Any such issuance of additional Common Stock could have the effect of diluting the earnings per share and book value per share of the outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Microchip has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including: (i) a Preferred Share Rights Agreement dated as of February 13, 1995 (the "Rights Plan"), providing for the distribution of rights to purchase shares of the Company's Series A Participating Preferred Stock which rights become exercisable in the event of certain attempts to acquire control of the Company; (ii) provisions in the Plan providing for the acceleration of exercisability of outstanding options in the event of a sale of assets or merger; and (iii) provisions of the Certificate of

PRELIMINARY

Incorporation authorizing the Board of Directors to issue up to 5,000,000 shares of Preferred Stock with the terms, provisions and rights fixed by the Board of Directors.

         The Board of Directors adopted the Rights Plan in February, 1995 and issued under the Rights Plan, as a dividend to the holders of Common Stock, rights to purchase Series A Participating Preferred Stock. The Rights Plan is designed to protect stockholders against the adverse consequences of partial takeovers and other abusive takeover tactics which the Board of Directors believes are not in the best interests of the Company's stockholders. Until certain contingencies set forth in the Rights Plan occur, each issued and outstanding share of Common Stock carries such a right and the right is not separable from the Common Stock. Certain circumstances described in the Rights Plan (including an attempt to acquire the Company without the approval of the Board of Directors) may result in the rights becoming rights to purchase shares of Common Stock of the Company or of the acquiring entity at a fraction of the market price, thus possibly deterring any such transaction and thus possibly having an adverse impact on stockholders in the ways described above.

         The Rights Plan is embodied in the Preferred Share Rights Agreement between the Company and Bank One, Arizona, NA, as Rights Agent. A copy of the Rights Agreement was filed with the SEC on February 14, 1995 as an exhibit to the Company's Registration Statement on Form 8-A with respect to the rights covered by the Rights Plan. The foregoing brief description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Agreement.

         In the event rights become exercisable for Common Stock, the Company might have to issue a substantial number of new shares of Common Stock. Although under the Rights Plan the Company is not now required to reserve shares of Common Stock for issuance thereunder, a failure to have sufficient shares available could result in a delay or failure of implementation of all aspects of the Rights Plan. An increase in the authorized number of shares of Common Stock could therefore make a change in control of the Company more difficult by facilitating the complete operation of the Rights Plan.

         Other potential anti-takeover measures are also available to management and the Board of Directors under the laws of Delaware, where the Company is incorporated, and Arizona, where the Company is headquartered. Under Delaware statutes, a change in control may be delayed unless holders of a substantial percentage of the outstanding voting securities approve the change of control transaction. Arizona law provides certain protections to ward off or prevent non-negotiated takeover attempts by third parties. Under Arizona statutes, among other matters, certain restrictions are placed on the ability of a company to enter into transactions with interested stockholders (generally those holding 10% or more of a company's stock) unless consented to by the company. Although the Delaware and Arizona statutes may protect stockholders against partial takeovers and abusive takeover tactics, the effects of the statutes may negatively affect the stockholders desiring a change of control in the ways set forth above.

         In addition, the Severance Agreements between the Company and the Named Executive Officers provide for the automatic acceleration in vesting of all unvested stock options in the event of certain transactions that result in a change of control of the Company, which could make a change in control of the Company less attractive to a potential acquiror. See "Employment Contracts, Termination of Employment and Change In Control Arrangements," above, for a description of the terms of the Severance Agreements.

PRELIMINARY

Required Vote

         The approval of the foregoing amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of
Common Stock issued and outstanding on the Record Date. The effect of an abstention is the same as that of a vote against the proposal. If approved by the stockholders, the proposed amendment to Article IV(A) will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation, which will occur as soon as reasonably practicable. If the proposed amendment is not approved by the stockholders, the Company's authorized stock will not change.

         The Board of Directors recommends that the stockholders vote "FOR" this
proposed   amendment  to  the  Certificate  of  Incorporation  to  increase  the authorized number of shares of Common Stock.

             PROPOSAL TO AMEND THE COMPANY'S 1993 STOCK OPTION PLAN

         The Board of Directors has approved an amendment to the Company's 1993 Stock Option Plan (the "Plan"), subject to approval by the stockholders, to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 (the "Plan Amendment"). Since the Plan's initial adoption, a total of 14,897,477 shares of Common Stock (without considering the proposed Plan Amendment) have been reserved over time for issuance under the Plan. As of the Record Date, without giving effect to the proposed Plan Amendment, ____________ have been previously issued upon exercise of options, ____________ are currently subject to outstanding options and __________ are shares with respect to which options may be granted in the future.

         The Plan is intended to promote the best interests of the Company by providing key employees, non-employee members of the Board of Directors, and other independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their equity interest in the Company as an incentive to remain in service to the Company and to align their collective interests with those of the stockholders. The proposed Plan Amendment acknowledges the significant growth of the Company's operations, and the increase in the number of outstanding shares of Common Stock resulting from the Company's initial public offering in March, 1993, its three follow-on public offerings, as well as the Company's four stock splits effected since the Company went public in March, 1993.

         The participation of key employees (including officers) in stock option plans has always been an essential component of the Company's pay-for-performance compensation program. See "Board Compensation Committee Report on Executive Compensation," above. The Board of Directors believes that the stock option program should continue to function as the Company's key long-term incentive compensation program. Stock option programs are a standard employee benefit in the high technology industry in which the Company competes, enabling these companies to ultimately attract and then retain talented employees. As a result many other companies, including the Company's competitors, maintain stock option programs. The Board of Directors believes that such plans are necessary and important in attracting and retaining employees with outstanding capabilities and that a serious competitive disadvantage would result if the Company were unable to continue granting stock options. Thus, the

PRELIMINARY


Board of Directors believes that it is in the best interest of the Company to increase the number of shares of Common Stock reserved for issuance under the Plan.

   The Board of Directors recommends a vote "FOR" the proposed Plan Amendment.

Description of the Plan

         The Plan is the Company's primary equity incentive program. The Plan, which is a successor plan to the Company's 1989 Stock Option Plan (the "1989 Plan"), was adopted by the Board of Directors in January, 1993 and approved by the stockholders in February, 1993. Since the Plan's initial adoption and without giving effect to the proposed Plan Amendment, 14,897,477 shares of Common Stock have been reserved over time for issuance under the Plan. Of this total and as of the Record Date, __________ have been previously issued upon exercise of options, __________ are currently subject to outstanding options and _________ are shares with respect to which options may be granted in the future.

         The Plan is divided into the Discretionary Option Grant Program and the Automatic Option Grant Program. Option grants under the Discretionary Option Grant Program may be made to employees (including officers and directors), and consultants and independent contractors who provide valuable services to the Company. As of April 25, 1997, the Company's 1,879 employees and its independent contractors and consultants would have been eligible to participate under the Plan's Discretionary Option Grant Program. The Plan is administered by the Stock Option Committee, which is presently comprised of Messrs. Hugo-Martinez and Beedle.

         Options granted under the Discretionary Option Grant Program may be either incentive stock options meeting the requirements of Code Section 422 or non-statutory options. If any outstanding option (including options incorporated from the 1989 Plan) expires or terminates prior to exercise, the shares subject to that option may become the subject of subsequent grants under the Plan. The expiration date, maximum number of shares purchasable and the other provisions of the options granted under the Discretionary Option Grant Program, including vesting provisions, are established at the time of grant. Options may be granted for terms of up to 10 years and become exercisable in whole or in one or more installments at such time as may be determined by the Stock Option Committee upon the grant of the options. The exercise prices of options are determined by the Stock Option Committee, but may not be less than 100% of the fair market value of the Common Stock at the time of the grant for both nonstatutory and incentive options (in the case of incentive options, 110% if the option is granted to a stockholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries). The per share closing price of the Common Stock on the NASDAQ Stock Market was $_______ on June __, 1997.

         If the Company is acquired by merger, consolidation or asset sale, each outstanding option under the Discretionary Option Grant Program which is not assumed by the successor corporation or otherwise replaced with a comparable option will automatically accelerate and become exercisable in full. Any options so assumed may be accelerated if the optionee's employment is terminated within a designated period following the acquisition. In connection with a change in control of the Company by tender offer or proxy contest for board membership, the Stock Option Committee can accelerate outstanding options.

PRELIMINARY


The Stock Option Committee also has authority to extend these acceleration provisions to one or more outstanding options under the 1989 Plan incorporated into the Plan.

         The Plan's Automatic Option Grant Program provides for the automatic grant of stock options to non-employee directors, of which there are currently three. The non-discretionary feature is intended to satisfy the requirements of rules adopted under the Exchange Act. Under the Automatic Option Grant Program, options to acquire 5,000 shares of Common Stock are automatically granted to each non-employee director at the meeting of the Board of Directors held immediately after each annual meeting of stockholders, with such options to vest in a series of 12 equal and successive monthly installments commencing one month after the annual automatic grant date. In addition, new non-employee members of the Board of Directors receive an automatic grant of options to acquire 10,000 shares of Common Stock on the date of their first appointment or election to the Board of Directors. Those options become exercisable and vest in a series of 36 equal and successive monthly installments commencing one month after the automatic grant date. A non-employee member of the Board of Directors is not eligible to receive the 5,000 share automatic option grant if that option grant date is within 30 days of such non-employee member receiving the 10,000 share automatic option grant. If the Company is acquired by merger, consolidation or asset sale, or in connection with a change in control of the Company by tender offer or proxy contest for board membership, each outstanding option under the Automatic Option Grant Program will automatically accelerate and immediately vest in full.

         Options granted under the Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the option holder and, during the lifetime of the option holder, are exercisable only by such option holder. Termination of employment at any time for cause immediately terminates all options held by the terminated employee.

         The Plan will remain in force until January 19, 2003. The Board of Directors at any time may suspend, amend or terminate the Plan except that, without the approval of the affirmative vote of the stockholders, the Board of Directors may not: (i) increase, except in the case of certain organic changes to the Company, the maximum number of shares of Common Stock subject to the Plan; (ii) reduce the exercise price at which options may be granted or the exercise price for which any outstanding option may be exercised; (iii) extend the term of the Plan; (iv) change the class of persons eligible to receive options; or (v) materially increase the benefits accruing to participants under the Plan. The Board of Directors, however, may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Exchange Act without the consent of the stockholders of the Company.

         The grant of options under the Discretionary Option Grant Program, including grants to the Named Executive Officers, is subject to the discretion of the Stock Option Committee. As of the date of this Proxy Statement, there has been no determination by the Stock Option Committee with respect to future awards under the Plan. Accordingly, future discretionary awards are not determinable.

         The future award of options under the Automatic Option Grant Program to non-employee directors is subject to the (re)election of such individuals as directors and the fair market value of the Common Stock on the first business day of the month in which the annual stockholders' meeting is held.

PRELIMINARY


         The following table sets forth information with respect to the grant of options during the fiscal year ended March 31, 1997 to: (i) non-employee directors; (ii) Named Executive Officers; (iii) all current executive officers as a group; and (iv) all other employees as a group:

                              AMENDED PLAN BENEFITS
                            1993 STOCK OPTION PLAN(1)
                            -------------------------

      Name of Individual or                                 Number of
      Identity of Group and                              Shares Subject to
           Position                                     Options Granted (#)              Grant Price ($)
--------------------------------                        -------------------              ---------------
Steve Sanghi, Director,
Chairman, President and
Chief Executive Officer                                         165,000                 $      16.87

Robert A. Lanford,
Vice President, Worldwide Sales                                  39,000                        16.87

George P. Rigg,
Vice President, Advanced
Microcontroller and
Technology Division                                              47,250                        16.87

Timothy B. Billington,
Vice President,
Manufacturing Operations                                         56,250                        16.87

C. Philip Chapman,
Vice President, Chief Financial
Officer                                                          45,750                        16.87

Mitchell R. Little,
Vice President, Standard
Microcontroller and ASSP Division                                45,000                        16.87

All current executive officers
as a group (6 people)                                           398,250                        16.87

All current directors who are not
executive officers as a group                                    22,500                        20.50
(4 people)

All other employees as a group (2)                            1,672,202                        17.86

-------------------------------
(1)   See also the table under "Option Grants," above.
(2)   Represents weighted average per share grant price.

PRELIMINARY


         On the Record Date, __________ shares of Common Stock were subject to outstanding options under the Plan.
         On the Record Date, __________ shares of Common Stock were subject to outstanding options under the Plan.

Federal Income Tax Consequences for Stock Options

         Certain options granted under the Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the option price generally will be treated as an item of preference in computing the alternative minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the optionholder, any gain or loss realized upon disposition will be taxable to the optionholder as a capital gain or loss. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the option holder has ordinary income upon the sale or other disposition of the shares.

         Options issued under the Plan also may be nonqualified options. The income tax consequences of nonqualified options are governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of the Common Stock acquired pursuant to the exercise of any option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the optionholder. In calculating Excess Value, fair market value is generally determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold taxes with respect to income reportable pursuant to Code
Section 83 by an optionholder who is also an employee of the Company. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

          PROPOSAL TO AMEND THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has approved an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by the Company's stockholders, to increase by 300,000 the number of shares of Common Stock reserved for issuance thereunder. Since the initial adoption of the Purchase Plan, a total of 3,006,000 shares of Common Stock have been reserved over time for issuance under the Purchase Plan. Of this amount and as of the Record Date, 2,826,914 shares have

PRELIMINARY


previously been issued, and a total of 179,086 shares are presently available for future issuance, without giving effect to the proposed amendment.

         The Purchase Plan is intended to promote the best interests of the Company by providing all eligible employees, including officers, who participate in the Purchase Plan with the opportunity to become stockholders of the Company by purchasing the Company's Common Stock at discounted prices through payroll deductions. The Board of Directors believes that the Purchase Plan is an incentive to employees to remain in the Company's employ, and aligns the collective interests of employees with those of the stockholders. As of April 25, 1997, approximately ___ employees were eligible for the Purchase Plan, of whom ___ were participants.

         The Board of Directors recommends a vote "FOR" the proposed amendment to the Purchase Plan.

Description of the Purchase Plan

         The Purchase Plan was initially adopted by the Board of Directors in January, 1993 and approved by the stockholders in March, 1993. Since the Purchase Plan's initial inception, and without giving effect to the proposed amendment, 3,006,000 shares of Common Stock has been reserved over time for issuance under the Purchase Plan.

         The Purchase Plan, and the rights of participants to make purchases thereunder, is intended to qualify under the provisions of Code Sections 421 and
423. See the discussion below under "Federal Income Tax Consequences for Purchase of Common Stock Under the Purchase Plan," for a summary of the general rules regarding the federal tax treatment of the purchase and sale of Common Stock under the Purchase Plan. The Purchase Plan is currently administered by the Board of Directors. The Board of Directors has full authority to administer the Purchase Plan, including the authority to interpret and construe any provision of the Purchase Plan and to adopt such rules and regulations it deems necessary for administration of the Purchase Plan.

         Any person who has been employed by the Company for more than 30 days and who is customarily employed for more than 20 hours per week and at least five months per calendar year by the Company is eligible to participate in offerings under the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's stock administration department a subscription agreement authorizing payroll deductions at least 24 hours prior to the beginning of the applicable offering period, as described below. An employee who becomes eligible to participate in the Purchase Plan after commencement of an offering period may not participate in the Purchase Plan until the next semi-annual entry date. There are a maximum of four semi-annual entry dates ("entry date") within each offering period, which are the first business day of each March and September within an offering period.

         Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. The following table sets forth, as to the Named Executive Officers, all current executive officers as a group and all other employees who participated in the Purchase Plan: (i) the number of shares of Common Stock purchased

PRELIMINARY


under the Purchase Plan during the fiscal year ended March 31, 1997; (ii) the dollar value of the benefit, which is calculated as the fair market value per share of the Common Stock on the date of purchase, minus the purchase price per share of Common Stock under the Purchase Plan; and (iii) the amount of payroll deductions accumulated through March 31, 1997 for the current offering period under the Purchase Period which commenced March 1, 1997:

                              AMENDED PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------


    Name of Individual or
    Identity of Group and            Number of Shares      Dollar
          Position                      Purchased       Value ($)(1)
--------------------------------        ---------       ------------

Steve Sanghi, Director,
Chairman, President and
Chief Executive Officer                     1,830       $   38,489

Robert A. Lanford,
Vice President, Worldwide Sales             1,591           27,085

George P. Rigg, Vice President,
Advanced Microcontroller
And ASSP Division                           1,267           21,678

Timothy B. Billington,
Vice President,
Manufacturing Operations                    1,616           28,835

C. Philip Chapman,
Vice President, Chief Financial
Officer and Secretary                       1,139           19,542

Mitchell R. Little,
Vice President, Memory
Standard Microcontroller and
ASSP Division                               1,341           23,396

All current executive officers
as a group (6 people)                       8,784          159,026

All other employees
as a group                                229,049        3,788,465

--------------------------
(1) Calculated as the fair market value per share of the Common Stock on the date of purchase, minus the purchase price per share of Common Stock under the Purchase Plan.

PRELIMINARY



         The Purchase Plan is currently implemented in a series of successive offering periods, each with a maximum duration of 24 months. Each two-year offering period is divided into four semi-annual participation periods, commencing on the first business day of each March and September during the offering period. Shares are purchased on the last business day of each semi-annual participation period (a "purchase date") during an offering period. The purchase price per share for an eligible employee who participates in the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the employee's entry date into the then-current offering period under the Purchase Plan or (ii) 85% of the fair market value of a share of Common Stock on the semi-annual purchase date.

         The second offering period under the Purchase Plan began in March, 1995 and ended on February 28, 1997. The fair market value of the Common Stock on the first entry date into the Purchase Plan for the second offering period (March 1, 1995) was $16.33 per share; and the fair market value of the Common Stock on the last day of the second two-year offering period (February 28, 1997) was $24.92 per share. This resulted in a weighted average purchase price of $14.22 for the second two year offering period.

         The third and current offering period under the Purchase Plan began in March, 1997 and will end on February 28, 1999. The fair market value of the Common Stock on March 1, 1997 was $24.63 per share.

         The purchase price of shares is accumulated by payroll deductions over the semi-annual participation period. The deductions may not exceed 10% of a participant's earnings for the semi-annual participation period. A participant may discontinue his or her participation in the Purchase Plan at any time prior to five business days before a purchase date during an offering period and may decrease the rate of payroll deductions at any time during a semi-annual participation period; provided, however, that the participant may not effect more than one such reduction during the same semi-annual period of participation. A participant may not increase his or her rate of payroll deductions following his or her entry date into the Purchase Plan unless such increase is made prior to the commencement of the next two-year offering period. No participant may purchase more than $25,000 in Common Stock annually (based on the fair market value of a share of the Common Stock on the participant's entry date into the Purchase Plan) or 13,500 shares of Common Stock per semi-annual participation period.

         If the Company is acquired by merger, consolidation or asset sale, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition at a price per share equal to 85% of the lower of (i) the fair market value of the Common Stock on the participant's entry date into the offering period or (ii) the fair market value of the Common Stock immediately prior to such acquisition. A participant's purchase right terminates automatically in the event that the participant ceases to be an employee of the Company, and any payroll deductions collected from such individual during the semi-annual period in which such termination occurs will be refunded. However, in the event of the participant's disability or death, such payroll deduction may be applied to the purchase of the Common Stock on the next semi-annual purchase date.

         The Board of Directors may at any time amend, suspend or terminate the Purchase Plan following the close of any semi-annual purchase period. Following termination or suspension of the

PRELIMINARY


Purchase Plan all outstanding options will automatically terminate. Amendments to the Purchase Plan or to options thereunder that would adversely affect the rights of any participant under an option theretofore granted shall only be effective as to such options if the participant's consent is obtained. No amendment may be made to the Purchase Plan without approval of the stockholders of the Company if stockholder approval of such amendment is necessary and desirable to comply with Code Section 423 or with Rule 16b-3 of the Exchange Act, or any successor rule.

Federal Income Tax Consequences For Purchase of Common Stock Under the Purchase Plan

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Code Sections 421 and
423. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period.

         If the shares have been held by the participant for more than two years after the date of option grant and for more than one year after the date of purchase, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (b) 15% of the fair market value of the shares at the date of commencement of the offering period, will be treated as ordinary income. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period.

         Different  rules may apply  with  respect  to  participants  subject to
Section 16 of the Exchange Act.

         The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon dispositions of shares prior to the expiration of the holding periods described above.

         The foregoing is only a brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan, does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP ("KPMG"), independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1998 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of KPMG will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

PRELIMINARY



                 DEADLINE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

         Stockholder proposals that are intended to be presented by such stockholders at the annual meeting of stockholders of the Company for the fiscal year ending March 31, 1998 must be received by the Company no later than ________________, 1998 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to such meeting.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated:   June __, 1997

                                   APPENDIX A
================================================================================


                        MICROCHIP TECHNOLOGY INCORPORATED










                             1993 STOCK OPTION PLAN

                         AMENDED THROUGH APRIL 25, 1997



================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page

                                                      ARTICLE I
                                                       GENERAL
1.1      PURPOSE OF THE PLAN....................................................................................  1
         (a)      Amendment.....................................................................................  1
         (b)      Purpose.......................................................................................  1
         (c)      Effective Date................................................................................  1
         (d)      Successor to 1989 Plan......................................................................... 2
         (e)      Parent/Subsidiaries...........................................................................  2

1.2      STRUCTURE OF THE PLAN................................................................................... 3
         (a)      Stock Programs................................................................................. 3
         (b)      General Provisions............................................................................  3

1.3      ADMINISTRATION OF THE PLAN.............................................................................  3
         (a)      Bifurcation of Administration.................................................................  3
         (b)      Affiliate Administration....................................................................... 3
         (c)      Non-Affiliate Administration..................................................................  4
         (d)      Term on Committee.............................................................................  4
         (e)      Authority of Plan Administrators..............................................................  4
         (f)      Indemnification................................................................................ 5

1.4      ELIGIBLE PERSONS UNDER THE PLAN........................................................................  5
         (a)      Discretionary Option Grant..................................................................... 5
         (b)      Automatic Option Grant Program................................................................. 5

1.5      STOCK SUBJECT TO THE PLAN............................................................................... 6
         (a)      Amendment...................................................................................... 6
         (b)      Available Shares............................................................................... 6
         (c)      Adjustments for Issuances...................................................................... 6
         (d)      Adjustments for Organic Changes................................................................ 7
         (e)      Limitation on Grants to Employees.............................................................. 7

                                                     ARTICLE II
                                         DISCRETIONARY OPTION GRANT PROGRAM

2.1      TERMS AND CONDITIONS OF OPTIONS......................................................................... 8
         (a)      General........................................................................................ 8
         (b)      Option Price................................................................................... 8
         (c)      Payment of Option Price........................................................................ 8
         (d)      Fair Market Value.............................................................................. 9
         (e)      Term and Exercise of Options................................................................... 9
         (f)      Termination of Service.........................................................................10
         (g)      Discretion to Accelerate Vesting.............................................................. 11
         (h)      Discretion to Extend Exercise Period.......................................................... 11
         (i)      Definitions................................................................................... 11

         (j)      Stockholder Rights............................................................................ 11
         (k)      Repurchase Rights............................................................................. 12

2.2      INCENTIVE OPTIONS...................................................................................... 12
         (a)      General....................................................................................... 12
         (b)      Dollar Limitation............................................................................. 13
         (c)      10% Stockholder............................................................................... 13
         (d)      Application................................................................................... 13

2.3      CORPORATE TRANSACTIONS................................................................................. 13
         (a)      Definition.................................................................................... 13
         (b)      Acceleration of Option........................................................................ 14
         (c)      Termination and Options....................................................................... 14
         (d)      Adjustments on Assumption or Continuation..................................................... 14
         (e)      Discretion to Accelerate...................................................................... 15
         (f)      Plan Not to Affect Corporation................................................................ 15

2.4      CHANGE IN CONTROL...................................................................................... 15
         (a)      Definition.................................................................................... 15
         (b)      Discretion to Accelerate...................................................................... 15
         (c)      Exercise Rights................................................................................16

2.5      INCENTIVE OPTIONS...................................................................................... 16

                                                     ARTICLE III
                                                      RESERVED


                                                     ARTICLE IV
                                           AUTOMATIC OPTION GRANT PROGRAM

4.1      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.........................................................16
         (a)      Amount and Date of Grant...................................................................... 16
         (b)      Exercise Price................................................................................ 17
         (c)      Method of Exercise............................................................................ 17
         (d)      Payment Price..................................................................................17
         (e)      Exercise Date................................................................................. 18
         (f)      Term of Option................................................................................ 18
         (g)      Vesting........................................................................................19
         (h)      Limited Transferability....................................................................... 19

4.2      CORPORATE TRANSACTION.................................................................................. 19
4.3      CHANGE IN CONTROL...................................................................................... 19
4.4      MISCELLANEOUS PROVISIONS............................................................................... 20
         (a)      Corporation Rights............................................................................ 20
         (b)      Privilege of Stock Ownership.................................................................. 20

                                TABLE OF CONTENTS
                                    continued

                                                                                                               Page


                                                      ARTICLE V
                                                   MISCELLANEOUS
5.1      AMENDMENT OF THE PLAN AND AWARDS....................................................................... 20
         (a)      Board Authority............................................................................... 20
         (b)      Options Issued Prior to Stockholder Approval.................................................. 20
         (c)      Rule 16b-3 Plan............................................................................... 21

5.2      TAX WITHHOLDING........................................................................................ 21
         (a)      General....................................................................................... 21
         (b)      Shares to Pay for Withholding................................................................. 21
                  (i)      Stock Withholding.................................................................... 21
                  (ii)     Stock Delivery....................................................................... 21

5.3      EFFECTIVE DATE AND TERM OF PLAN........................................................................ 22
         (a)      Effective Date................................................................................ 22
         (b)      Incorporation of 1989 Plan.................................................................... 22
         (c)      Discretion.................................................................................... 22
         (d)      Termination of Plan........................................................................... 22

5.4      USE OF PROCEEDS........................................................................................ 22
5.5      REGULATORY APPROVALS................................................................................... 22
         (a)      General....................................................................................... 22
         (b)      Securities Registration....................................................................... 23

5.6      NO EMPLOYMENT/SERVICE RIGHTS........................................................................... 23
5.7      MISCELLANEOUS PROVISIONS............................................................................... 23
         (a)      Assignment.................................................................................... 23
         (b)      Choice of Law................................................................................. 23
         (c)      Plan Not Exclusive............................................................................ 24

                                       iii

                        MICROCHIP TECHNOLOGY INCORPORATED
                             1993 STOCK OPTION PLAN
                         AMENDED THROUGH APRIL 25, 1997


                                    ARTICLE I
                                     GENERAL
                                     -------

         1.1      PURPOSE OF THE PLAN

                  (a) Amendment. On January 19, 1993, the Board of Directors (the "Board") of Microchip Technology Incorporated, a Delaware corporation (the "Corporation") adopted the 1993 Stock Option/Stock Issuance Plan. On April 23, 1993 and September 14, 1993, the Board amended the Plan authorizing additional available shares of Common Stock. On October 7, 1993, the Board amended and restated the Plan as stated herein. On April 18, 1994, the Board amended the Plan authorizing additional available shares of Common Stock, subject to stockholder approval. On January 20, and April 26, 1995, the Board amended the Plan authorizing, among other matters, additional available shares of Common Stock, subject to stockholder approval and the elimination of the stock issuance portion of the Plan. Any options outstanding under the Plan before this amendment shall remain valid and unchanged. On April 25, 1997, the Board amended the Plan authorizing, among other matters, additional available shares of Common Stock, subject to stockholder approval.

                  (b) Purpose. This 1993 Stock Option Plan, amended through April 25, 1997 ("Plan") is intended to promote the interests of the Corporation by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) non-employee members of the Corporation's Board of Directors (the "Board") and (ii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

                  (c) Effective Date. The Plan became effective on the first date on which the shares of the Corporation's common stock are registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date of the Plan. The effective date of any amendments to the Plan shall be as of the date of Board approval. Notwithstanding the foregoing, certain amendments referenced herein must be approved by the stockholders of the Corporation.

                  (d) Successor to 1989 Plan. This Plan shall serve as the successor to the Corporation's 1989 Stock Option Plan (the "1989 Plan"), and no further option grants or stock issuances shall be made under the 1989 Plan from and after the Effective Date of this Plan. All options outstanding under the 1989 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's common stock thereunder. All outstanding unvested share issuances under the 1989 Plan shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such unvested shares.

                  (e)  Parent/Subsidiaries.   For  purposes  of  the  Plan,  the
following   provisions  shall  be  applicable  in  determining  the  parent  and subsidiary corporations of the Corporation:

                           (i) Any corporation  (other than the  Corporation) in
an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

                           (ii) Each corporation (other than the Corporation) in
an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

                  (f) All references herein to number of shares of Common Stock have been restated to reflect a 2-for-1 stock split of the Common Stock effected on September 14, 1993, a 3-for-2 stock split of the Common Stock effected on April 4, 1994, a 3-for-2 split of the Common Stock effected on November 8, 1994, and a 3-for-2 split of the Common Stock effected on January 6, 1997.

         1.2      STRUCTURE OF THE PLAN

                  (a) Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article II and the Automatic Option Grant Program specified in Article IV. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article II. Under the Automatic Option Grant Program, non-employee members of the Board will be automatically granted options to purchase shares of the Common Stock in accordance with the provisions of Article IV.

                  (b) General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles I and V shall apply to the Discretionary Option Grant Program and the Automatic Stock Grant Program, and shall accordingly govern the interests of all individuals under the Plan.

         1.3      ADMINISTRATION OF THE PLAN

                  (a) Bifurcation of Administration. The eligible persons under the Discretionary Option Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group shall be comprised of eligible persons that are "Affiliates." For purposes of the Plan, the term "Affiliates" shall mean (i) all "executive officers" as that term is defined in Rule 16a-1(f) promulgated under the Securities and Exchange Act of 1934 as amended (the "1934 Act"), (ii) all directors of the Company, and (iii) all persons who own 10% or more of the Company's issued and outstanding common stock. The other group shall be comprised of all eligible persons under the Plan that are not Affiliates ("Non-Affiliates").

                  (b) Affiliate Administration. The power to administer the Discretionary Option Grant Program with respect to eligible persons that are Affiliates shall be vested with a committee (the "Senior Committee") of two (2) or more non-employee Board members appointed by the Board. No Board member shall be eligible to serve on the Senior Committee if such individual has, within the relevant period designated below, received an option grant or direct stock issuance under this Plan (not including any option grants made pursuant to the Automatic Option Grant Program set forth in Article IV) or any other stock plan of the Corporation (or any parent or subsidiary corporation):

                           (i) for each of the initial members of the Committee,
the period commencing with the Effective Date of the Plan and ending with the date of his or her appointment to the Senior Committee, or

                           (ii) for any  successor  or  substitute  member,  the
twelve-month period immediately preceding the date of his or her appointment to the Senior Committee or (if shorter) the period commencing with the Effective Date of the Plan and ending with the date of his or her appointment to the Senior Committee.

                  (c) Non-Affiliate Administration. The power to administer the Discretionary Option Grant Program with respect to eligible persons that are not Non-Affiliates shall be vested with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power, in whole or in part, to administer the Discretionary Stock Option Grant Program with respect to the Non-Affiliates.

                  (d) Term on Committee. Members of the Senior Committee and the Employee Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board at any time may terminate the functions of the Employee Committee and reassume all powers and authority previously delegated to such Committee.

                  (e) Authority of Plan Administrators. The Board, the Employee Committee, and the Senior Committee, whichever is applicable, shall each be referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which eligible persons shall participate in the Plan. Unless otherwise required by law, decisions among members of a Plan Administrator shall be by majority vote. With respect to each administered group, the applicable Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. All decisions made by a Plan Administrator shall be final and binding on all parties in its administered group who have an interest in the Discretionary Option Grant Program or any outstanding option thereunder. The Plan Administrator shall also have full authority to determine, with respect to the option grants made under the Discretionary Option Program, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive option") which satisfies the requirements of Section

422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

                  (f) Indemnification. In addition to such other rights of indemnification as they may have, the members of each Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any such member thereof may be a party, by reason of any action taken or failed to be taken, under or in connection with the Plan or any rights granted thereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         1.4      ELIGIBLE PERSONS UNDER THE PLAN

                  (a) Discretionary Option Grant Program. The persons eligible to participate in the Discretionary Option Grant Program under Article II are as follows:

                           (i)   officers   and  other  key   employees  of  the
Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                           (ii)  non-employee  members  of the Board  (excluding
those current members of the Senior Committee); and

                           (iii)   those   consultants   or  other   independent
contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                  (b) Automatic Option Grant Program. The persons eligible to participate in the Automatic Option Grant Program shall be limited to non-employee Board members. A non-employee Board member shall not be eligible to participate in the Automatic Option Grant Program, however, if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation). Unless otherwise provided in the Plan, persons who are eligible under the Automatic Option Grant Program may also be eligible to receive option grants under the Discretionary Option Grant Program in effect under this Plan.

         1.5      STOCK SUBJECT TO THE PLAN

                  (a) Amendment. Under the Plan, 6,072,227 shares were originally authorized to be issued under the Plan (constituting 5,565,977 authorized shares under the 1989 Plan and rolled over into this Plan plus 506,250 additional shares authorized by the Board on January 19, 1993). On April 23, 1993, an additional 2,193,750 shares were authorized by the Board, subject to stockholder approval at the next stockholders' meeting. At that point, the total available authorized shares were 8,265,977. On September 14, 1993, the Board authorized the number of shares of Common Stock issuable under the Plan to be increased by 2,281,500 shares. On April 18, 1994, the Board authorized the number of shares of Common Stock issuable under the Plan to be increased by 2,925,000 shares. On January 20, 1995 and April 26, 1995, the Board authorized the number of shares of Common Stock issuable under the Plan to be increased by 1,425,000 shares, subject to Stockholder approval, such that the maximum number of shares issuable for the term of the Plan shall be as set forth in Section 1.5(b) below.

                  (b) Available Shares. Shares of the Corporation's common stock (the "Common Stock") shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 14,897,477 shares, subject to adjustment from time to time in accordance with the provisions of this Section 1.5. To the extent one or more outstanding options under the 1989 Plan which have been incorporated into this Plan (as adjusted for the 1993 Stock Dividend) are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

                  (c) Adjustments for Issuances. Should one or more outstanding options under this Plan (including outstanding options under the 1989 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. All share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the 1989 Plan) be paid with shares of Common

Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

                  (d) Adjustments for Organic Changes. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant Program or the Automatic Option Grant Program and (iii) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1989 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive. The amount of options granted automatically under the Automatic Option Grant Program on the Annual Automatic Grant Date and on the Initial Automatic Grant Date shall not be adjusted regardless of any organic changes made to the Common Stock issuable under the Plan.

                  (e) Limitations on Grants to Employees. Notwithstanding any other provision herein to the contrary, the following limitations shall apply to grants of options to Employees:

                           (i) No employee shall be granted,  in any fiscal year
of the Corporation, options to purchase more than three hundred thousand (300,000) shares.

                           (ii)  In   connection   with   his  or  her   initial
employment, an Employee may be granted options to purchase up to an additional five hundred thousand (500,000) shares which shall not count against the limit set forth in subsection (i) above.

                           (iii) The  foregoing  limitations  shall be  adjusted
proportionately   in   connection   with  any   change   in  the   Corporation's
capitalization as described in Section 1.5(d).

                           (iv) If an option  is  cancelled  in the same  fiscal
year of the Corporation in which such option was granted (other than in connection with a transaction described in Section

1.5(d)),  the  cancelled  option will be counted  against the limit set forth in
Section 1.5(e)(i). For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option.

                                   ARTICLE II
                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

         2.1      TERMS AND CONDITIONS OF OPTIONS

                  (a) General. Options granted to eligible persons ("Optionees") pursuant to the Discretionary Option Grant Program set forth in this Article II shall be authorized by action of the Plan Administrator and, at the Plan Administrator's discretion, may be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section 2.2 hereof.

                  (b) Option Price. The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                           (i) The option  price per share of the  Common  Stock
subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date; and

                           (ii) The option  price per share of the Common  Stock
subject to a non-statutory stock option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

                  (c) Payment of Option Price. The option price shall become immediately due upon exercise of the option and shall be payable in one of the following alternative forms specified below:

                           (i)  full  payment  in cash  or  check  drawn  to the
Corporation's order;

                           (ii) full payment  through a  broker-dealer  sale and
remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (B) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this Section 2.1(c), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                  (d) Fair Market Value. The fair market value per share of Common Stock shall be determined in accordance with the following provisions:

                           (i) If the Common  Stock is not at the time listed or
admitted to trading on any national stock exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                           (ii) If the  Common  Stock is at the time  listed  or
admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (e) Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the

Optionee other than by will or by the laws of descent and distribution following the Optionee's death.

                  (f) Termination of Service. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death:

                           (i) Should an Optionee  cease  Service for any reason
(including permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code but not including death) while holding one or more outstanding options under this Article II, then none of those options shall (except to the extent otherwise provided pursuant to Section 2.1(g) below) remain exercisable for more than a ninety (90) day period (or such shorter or longer period determined by the Plan Administrator and set forth in the instrument evidencing the grant, but not to exceed twelve (12) months) measured from the date of such cessation of Service.

                           (ii)  Any  option  held by the  Optionee  under  this
Article II and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the earlier of six months following the date of optionee's death or the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

                           (iii) Under no circumstances, however, shall any such
option be exercisable after the specified expiration date of the option term.

                           (iv)  During  the  applicable  post-Service  exercise
period, the option shall not be exercisable for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service (less any option shares subsequently purchased by the Optionee prior to death). Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

                           (v) Should (A) the  optionee's  service be terminated
for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article II shall terminate immediately and cease to be outstanding.

                  (g) Discretion to Accelerate Vesting. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article II to be exercised, during the limited post-Service exercise period applicable under Section 2.1(f) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                  (h) Discretion to Extend Exercise Period. The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under Section 2.1(f) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                  (i) Definitions. For purposes of the foregoing provisions of this Section 2.1 (and for all other purposes under the Discretionary Option Grant Program):

                           (i)  The  Optionee   shall   (except  to  the  extent
otherwise specifically provided in the applicable stock option agreement) be deemed to remain in Service for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                           (ii)  The  Optionee  shall  be  considered  to  be an
Employee for so long as he or she remains in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                  (j) Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                  (k) Repurchase Rights. The shares of Common Stock acquired upon the exercise of any Article II option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                           (i) The Plan Administrator  shall have the discretion
to authorize the issuance of unvested  shares of Common Stock under this Article
II. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                           (ii) All of the Corporation's  outstanding repurchase
rights under this Article II shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section 2.3 hereof, except to the extent: (A) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or
(B) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                           (iii)   The  Plan   Administrator   shall   have  the
discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

         2.2      INCENTIVE OPTIONS

                  (a) General. The terms and conditions specified below shall be applicable to all incentive options ("Incentive Options") granted under this
Article II pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Incentive Options may only be granted to individuals who are employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                  (b) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such Incentive Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options under the federal tax laws shall be applied on the basis of the order in which such Incentive Options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the federal tax laws.

                  (c) 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five years, measured from the grant date.

                  (d)   Application.   Except  as  modified  by  the   preceding
provisions of this Section 2.2, the provisions of Articles I, II and V of the Plan shall apply to all Incentive Options granted hereunder.

         2.3      CORPORATE TRANSACTIONS

                  (a) Definition. For purposes of this Plan, any of the following stockholder approved transactions to which the Corporation is a party shall be considered a "Corporate Transaction":

                           (i)  a  merger   or   consolidation   in  which   the
corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                           (ii) the sale,  transfer or other  disposition of all
or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                           (iii) any reverse merger in which the  Corporation is
the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger.

                  (b) Acceleration of Option. Upon the stockholder approval of a Corporate Transaction, each option which is at the time outstanding under this
Article II shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article II shall not so accelerate if and to the extent: (A) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (B) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (C) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (A) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  (c) Termination of Options. Upon the consummation of the Corporate Transaction, all outstanding options under this Article II shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  (d) Adjustments on Assumption or Continuation. Each outstanding option under this Article II which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

                  (e) Discretion to Accelerate. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

                  (f) Plan Not to Affect Corporation. The grant of options under this Article II shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         2.4      CHANGE IN CONTROL

                  (a) Definition. For purposes of this Plan, a Change in Control shall be deemed to occur in the event:

                           (i) any  person or related  group of  persons  (other
than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                           (ii)  there is a  change  in the  composition  of the
Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

                  (b) Discretion to Accelerate. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article

II (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article II) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in control.

                  (c) Exercise Rights. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                  2.5      INCENTIVE OPTIONS.

                  The exercisability as Incentive Options of any options accelerated under Sections 2.3 or 2.4 hereof in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section 2.2 hereof.




                                   ARTICLE III
                                    RESERVED
                                    --------

                                   ARTICLE IV
                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

         4.1      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.

                  (a) Amount and Date of Grant. During the term of this Plan, automatic option grants (the "Automatic Option Grant") shall be made to each eligible non-employee member of the Board ("Optionee") as follows:

                           (i) Each year on the Annual  Automatic  Grant Date an
option to acquire 5,000 shares of Common Stock ("Option Shares") shall be granted to each eligible non-employee member of the Board for so long as there are shares of Common Stock available under Section 1.5 hereof. The "Annual Automatic Grant Date" shall be as of the first business day of the month in which the Corporation's Annual Stockholders Meeting is held. Notwithstanding the foregoing, (1) any non-Employee Member of the Board whose term ended as of such Automatic Grant Date shall not be eligible to receive any automatic option grants on that Annual Automatic Grant Date and (2) any non-Employee Member of the Board who has received an Automatic Grant pursuant to Section 4.1(a)(ii) on the same date as the Annual Automatic Grant Date or within 30 days prior thereto, shall not be eligible to receive an Automatic Option Grant on that Annual Automatic Grant Date.

                           (ii) On the Initial  Automatic Grant Date,  every new
member of the Board who is an eligible non-Employee and has not previously been a member of the Board shall be granted an option to acquire 10,000 shares of Common Stock ("Option Shares") as long as there are shares of Common Stock available under Section 1.5 hereof. The "Initial Automatic Grant Date" shall be as of the date that the Optionee was first appointed or elected to the Board.

                  (b) Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article IV shall be equal to 100% of the fair market value per share of the Common Stock on the applicable Automatic Grant Date, as determined in accordance with the valuation provisions of Section 2.1(d) hereof.

                  (c) Method of Exercise. In order to exercise an option with respect to any Option Shares for which an Automatic Option Grant is exercisable at the time, Optionee (or in the case of an exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Secretary  of the
Company a written notice of exercise;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 4.1(d) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the option (if other than the Optionee) has the right to exercise such option. As soon after the Exercise Date (as defined in Section 4.1(e) hereof), as practical, the Company shall mail or deliver to or on behalf of the Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the shares for which the option has been exercised in accordance with the provisions of this Plan. In no event may any option be exercised for any fractional shares.

                  (d) Payment Price. The exercise price shall be payable in one of the alternative forms specific below:

                           (i) full payment in cash or check made payable to the
Corporation's order; or

                           (ii)  full  payment  through  a sale  and  remittance
procedure pursuant to which the non-employee Board member (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (B) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  (e) Exercise Date. For purposes of this Article IV, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation, and the fair market value per share of Common Stock on any relevant date under this Article IV shall be determined in accordance with the provisions of Section 2.1(d) hereof. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the potion, payment of the option price for the purchased shares must accompany the exercise notice.

                  (f) Term of Option.  Each  automatic  option  grant under this
Article IV shall have a maximum term of ten (10) years measured from the Automatic Grant Date. Should Optionee's service as a Board member cease for any reason while an option remains outstanding and unexercised, then the option term shall immediately terminate and the option shall cease to be outstanding prior to the Expiration Date in accordance with the following provisions:

                           (i) The option shall immediately  terminate and cease
to be outstanding for any shares of Common Stock for which the option was not otherwise exercisable at the time of Optionee's cessation of Board service.

                           (ii) Should Optionee cease, for any reason other than
death, to serve as a member of the Board, then Optionee shall have a six-month period measured from the date of such cessation of Board service in which to exercise the options which vested prior to the time of such cessation of Board service. In no event, however, may any option be exercised after the Expiration Date of such option.

                           (iii) Should  Optionee  die while  serving as a Board
member or within six months after cessation of Board service, then the personal representative of the Optionee's estate (or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise any option for any or all of the shares of Common Stock for which the option is, in accordance with the provisions of this Plan, exercisable at the time of the Optionee's cessation of Board service, less any shares subsequently purchased by the Optionee pursuant to the option prior to death. Such right shall cease to be exercisable and the option shall accordingly terminate with respect to all Common Stock available under such option by the earlier of (A) the expiration of the twelve-month period measured from the date of Optionee's death or (B) the Expiration Date.

                  (g) Vesting.  Each  Automatic  Option  Grant made  pursuant to
Section 4.1(a)(i) shall become exercisable and vest in a series of twelve (12) equal and successive monthly installments, with the first such installment to become exercisable one month after the Annual Automatic Grant Date. Each Automatic Option Grant made pursuant to Section 4.1(a)(ii) shall become exercisable and vest in a series of 36 equal and successive monthly installments, with the first such installment to become exercisable one month after the Initial Automatic Grant Date. Each installment of an option shall only vest and become exercisable if the Optionee has not ceased serving as a Board member as of such installment date.

                  (h) Limited Transferability. Each Automatic Option Grant shall be exercisable only by Optionee during Optionee's lifetime and shall be neither transferable nor assignable, other than by will or by the laws of descent and distribution following Optionee's death.

         4.2      CORPORATE TRANSACTION

                  In the event of stockholder approval of a Corporate Transaction (as that term is defined in Section 2.3(a)), then all options granted pursuant to this Article IV (to the extent outstanding at such time, but not otherwise fully exercisable and vested) shall automatically accelerate and immediately vest so that the option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to the option and may thereafter be exercised for any or all such Option Shares. Upon the consummation of the Corporate Transaction, the option shall, to the extent not previously exercised, terminate and cease to be outstanding.

         4.3      CHANGE IN CONTROL

                  All options granted pursuant to an Automatic Option Agreement under this Article IV (to the extent outstanding, but not otherwise fully exercisable and vested) shall automatically accelerate in connection with a Change in Control (as that term is defined in Section 2.4(a)), so that such option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to that option and may be exercised for any or all of such Option Shares. The option shall remain so exercisable until such option has terminated in accordance with Section 4.1(d) hereof.

         4.4      MISCELLANEOUS PROVISIONS

                  (a) Corporation Rights. The Automatic Option Grants shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  (b) Privilege of Stock Ownership. An Optionee shall not have any of the rights of a stockholder with respect to Option Shares until such individual shall have exercised the option and paid the option price for the Option Shares.


                                    ARTICLE V
                                 MISCELLANEOUS
                                 -------------

         5.1      AMENDMENT OF THE PLAN AND AWARDS

                  (a) Board Authority. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the Corporation's stockholders, disqualify any option previously granted under the Plan for treatment as an Incentive Option, or adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section 1.5(d) or extend the term of the Plan, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

                  (b) Options Issued Prior to Stockholder Approval. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and the Automatic Option Grant Program prior to any required stockholder approvals, provided, any shares actually issued under the Plan are held in escrow until stockholder approval is obtained. If such stockholder approval is not obtained within twelve (12) months of the meeting of the Board approving the Plan or any amendments, then (i) any unexercised options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

                  (c) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the 1934 Act, the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any revision of the Plan or action by any Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

         5.2      TAX WITHHOLDING

                  (a) General. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

                  (b) Shares to Pay for Withholding. A Plan Administrator may, in its discretion and in accordance with the provisions of this Section 5.2(b) and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of non-statutory options or unvested shares under the Plan with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                           (i) Stock Withholding. The holder of the nonstatutory
option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           (ii) Stock Delivery.  The Plan  Administrator may, in
its discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

         5.3      EFFECTIVE DATE AND TERM OF PLAN

                  (a) Effective Date. This Plan, as successor to the Corporation's 1989 Stock Option Plan, become effective as of the applicable Effective Date, and no further option grants or stock issuances shall be made under the 1989 Plan from and after such Effective Date.

                  (b) Incorporation of 1989 Plan. Each option issued and outstanding under the 1989 Plan immediately prior to the Effective Date of the Discretionary Option Grant Program shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

                  (c) Discretion. The option and vesting acceleration provisions of Article II relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the 1989 Plan on the Effective Date of the Discretionary Option Grant Program but which do not otherwise provide for such acceleration.

                  (d) Termination of Plan. The Plan shall terminate upon the earlier of (i) January 19, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

         5.4      USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants under the Plan shall be used for general corporate purposes.

         5.5      REGULATORY APPROVALS

                  (a) General. The implementation of the Plan, the granting of any option under the Plan, and the issuance of Common

Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                  (b) Securities Registration. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

         5.6      NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

         5.7      MISCELLANEOUS PROVISIONS

                  (a)  Assignment.  The right to acquire  Common  Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and
Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                  (b) Choice of Law. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Arizona, as such laws are applied to contracts entered into and performed in such State.

                  (c) Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Corporation may issue options or warrants to acquire its shares of Common Stock, stock awards or issuances, or any other type of award or issuance. To the extent permitted by applicable law, any such other option, warrants, issuance, or awards may be issued by the Company, other than pursuant to this Plan, without shareholder approval.

         EXECUTED as of the 25th day of April, 1997.



                                        MICROCHIP TECHNOLOGY CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Steve Sanghi
                                            ------------------------------------
                                                Steve Sanghi

                                                Its:  Chairman  of the  Board,
                                                President  and  Chief Executive
                                                Officer



Attested by:


/s/ C. Philip Chapman
------------------------------------
C. Philip Chapman
Secretary


/s/ Mary Simmons-Mothershed
------------------------------------
Mary Simmons-Mothershed
Assistant Secretary

                                   APPENDIX B


                   RESTATED MICROCHIP TECHNOLOGY INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------


                        AS AMENDED THROUGH APRIL 25, 1997
                        ---------------------------------


       I.         PURPOSE
                  -------

                  The Microchip Technology Incorporated Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code.

      II.         DEFINITIONS
                  -----------

                  For purposes of administration of the Plan, the following terms shall have the meanings indicated:

                  Board means the Board of Directors of the Company.

                  Code means the Internal Revenue Code of 1986, as amended from time to time.

                  Company means Microchip Technology Incorporated, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Microchip Technology Incorporated which shall by appropriate action adopt the Plan.

                  Common Stock means shares of the Company's common stock, par value $0.001 per share.

                  Corporate Affiliate means any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424) which is incorporated in the United States, including any parent or subsidiary corporation which becomes such after the Effective Date.

                  Earnings means the sum of the following items of compensation paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan: (i) regular base salary, plus
(ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Corporate Affiliate plus
(iii) all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. There shall, however, be excluded from the calculation of such Earnings any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Company or one or more Corporate Affiliates under any employee benefit or welfare plan now or hereafter established.

                  Effective Date means March 17, 1993, the start date of the first offering period under the Plan. However, for any Corporate Affiliate which becomes a Participating Company in the Plan after such date, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

                  Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under
Section 3121(a) of the Code.

                  Entry Date means the date an Eligible Employee first joins the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

                  Fair Market Value means the fair market value of the Common Stock on any relevant date under the Plan and shall, for any date following the initial March 17, 1993 Effective Date, be deemed to be equal to the closing selling price per share of Common Stock on the date in question, as officially quoted on the Nasdaq National Market. If there is no quoted selling price for the date in question, then the closing selling price per share of Common Stock on the next preceding day for which there does exist such a quotation shall be determinative of Fair Market Value.

                  Participant means any Eligible Employee of a Participating Company who is actively participating in the Plan.

                  Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board to extend the benefits of the Plan to their Eligible Employees.

                  Semi-Annual Entry Date means the first business day of each March and September within an offering period in effect under the Plan. However, the earliest Semi-Annual Entry Date under the Plan shall be the March 17, 1993 Effective Date.

                  Semi-Annual Period of Participation means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, the first such semi-annual period (which may actually be less than six (6) months for the initial offering period) shall extend from the start date of the offering period through the last business day in August; subsequent semi-annual periods shall then be measured from the first business day of September and March thereafter to the last business day of February and August, respectively.

                  Semi-Annual Purchase Date means the last business day of each February and August within an offering period on which shares of Common Stock are automatically purchased for Participants under the Plan.

                  Service means the period during which an individual performs services as an Eligible Employee and shall be measured from his or her hire date, whether that date is before or after the Effective Date of the Plan.

     III.         ADMINISTRATION
                  --------------

                  The Plan  shall be  administered  by a  committee  (the  "Plan
Administrator") comprised of two (2) or more non-employee Board members appointed from time to time by the Board. The Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

      IV.         OFFERING PERIODS
                  ----------------

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Article IX.

                  B. The Plan shall be implemented in a series of successive offering periods, each to be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date. The initial offering period will begin on the Effective Date and will end on the last business day in February 1995. The next offering period shall commence on the first business day in March 1995, and subsequent offering periods shall commence as designated by the Plan Administrator.

                  C. Under no circumstances shall any offering period commence under the Plan, nor shall any shares of Common Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable statutory and regulatory requirements.

                  D. The Participant shall be granted a separate purchase right for each offering period in which he/she participates. The purchase right shall be granted on the Entry Date on which such individual first joins the offering period in effect under the Plan and shall be automatically exercised in successive semi-annual installments on the last business day of each February and August within the remainder of the offering period. Accordingly, each purchase right may be exercised up to two (2) times each calendar year it remains outstanding.

                  E. The acquisition of Common Stock through plan participation for any offering period shall neither limit nor require the acquisition of Common Stock by the Participant in any subsequent offering period.

       V.         ELIGIBILITY AND PARTICIPATION
                  -----------------------------

                  A. Each Eligible Employee of a Participating Company shall be eligible to participate in the Plan in accordance with the following provisions:

                  - An individual who is an Eligible Employee with at least thirty (30) days of Service prior to the start date of the offering period may enter that offering period on the Semi-Annual Entry Date coincident with such start date or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee. The Semi-Annual Entry Date on which such individual first joins the offering period shall become such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

                  - An individual who is not an Eligible Employee with at least thirty (30) days of Service on the start date of the offering period may subsequently enter that offering period on the first Semi-Annual Entry Date on which he/she is an Eligible Employee with thirty (30) or more days of Service or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee. The Semi-Annual Entry Date on which such individual first joins the offering period shall become such individual's Entry Date for that offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

                  B.  To  participate  for a  particular  offering  period,  the
Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date.

                  C. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Earnings paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                  - The Participant may, at any time during a Semi-Annual Period of Participation, reduce his/her rate of payroll deduction. Such reduction shall become effective as soon as possible after the filing of the requisite reduction form with the Plan Administrator (or its designate), but the Participant may not effect more than one (1) such reduction during the same Semi-Annual Period of Participation.

                  - The Participant may not increase his/her rate of payroll deduction following his/her Entry Date into the offering period. However, the Participant may, prior to his/her Entry Date into any new offering period, increase the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator (or its designate). The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the Participant's Entry Date into the first offering period following the filing of such form.

                  Payroll   deductions   will   automatically   cease  upon  the
termination  of  the  Participant's   purchase  right  in  accordance  with  the
provisions of Section VII below.

      VI.         STOCK SUBJECT TO PLAN
                  ---------------------

                  A. The Common Stock purchasable under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued over the term of the Plan shall not exceed 3,306,000 shares1 (subject to adjustment under Section VI.B below). However, not more than 990,0002 shares may be issued under the Plan from and after March 1, 1995, subject to adjustment under Section VI.B below.

                  B. In the event any change is made to the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan and from and after the March 1, 1995 effective date of this restatement, (ii) the class and maximum number of securities purchasable per Participant during any one (1) Semi-Annual Period of Participation and (iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

     VII.         PURCHASE RIGHTS
                  ---------------

                  An Eligible Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Purchase Price. Common Stock shall be issuable at the end of each Semi-Annual Period of Participation within the offering period at a purchase price equal to eighty-five percent

----------------------------
(1) Adjusted to reflect (i) the 300,000 share increase authorized by the Board on April 25, 1997, subject to stockholder approval at the 1997 Annual Meeting. Should this proposed increase not be approved, then the total number of shares which may be issued over the term of the Plan shall not exceed 3,006,000.
(2) Adjusted to reflect (i) the 300,000 share increase authorized by the Board on April 25, 1997, subject to stockholder approval at the 1997 Annual Meeting. Should the proposed increase not be approved then the total number of shares that may be issued under the Plan from and after March 1, 1995, subject to adjustment under Section VI.B, below may not exceed 690,000.

(85%) of the lower of (i) the Fair Market Value per share on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share on the Semi-Annual Purchase Date on which such Semi-Annual Period of Participation ends. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value of the Common Stock on the start date of that offering period.

                  Payment. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin with the first full payroll period beginning with or immediately following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

                  Number of Purchasable Shares. The number of shares purchasable per Participant for each Semi-Annual Period of Participation during the offering period shall be the number of whole shares obtained by dividing the payroll deductions collected from the Participant during that Semi-Annual Period of Participation by the purchase price in effect for the Participant for such period. No Participant may purchase more than Thirteen Thousand Five Hundred (13,500) shares of Common Stock per Semi-Annual Period of Participation, subject to periodic adjustment under Section VI.B.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

                  Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                        (i) A Participant may, at any time prior to the last five (5) business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made at the time the purchase right is terminated, then the deductions collected with respect to the terminated right shall be refunded as soon as possible.

                       (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before his/her scheduled Entry Date into the new offering period.

                      (iii) If the Participant ceases to remain an Eligible Employee while his/her purchase right remains outstanding, then such purchase right shall immediately terminate, and the payroll deductions collected from such Participant for the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, in the event the Participant's cessation of Eligible Employee status occurs by reason of his/her death or permanent disability, then such individual (or the personal representative of the estate of a deceased Participant) shall have the following election, exercisable at any time prior to the last five (5) business days of the Semi-Annual Period of Participation in which such cessation of Eligible Employee status occurs:

                                    -  to  withdraw  all  of  the  Participant's
         payroll deductions for such Semi-Annual Period of Participation, or

                                    - to have such funds  held for the  purchase
         of shares on the Semi-Annual Purchase Date immediately following such cessation of Eligible Employee status.

                  If a timely election is not made, then the payroll deductions shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

                  Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for the Participant for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock in the next Semi-Annual Period of Participation. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant during the Semi-Annual Period of Participation shall be promptly refunded to the Participant.

                  Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

                  Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

                  A Participant shall be entitled to receive, as soon as practicable after each Semi-Annual Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a designated brokerage account.

                  Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

                  Change in Ownership. Should any of the following transactions (a "Change in Ownership") occur during the offering period:

                        (i) a  merger  or  other  reorganization  in  which  the
         Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

                       (ii) a sale of all or substantially all of the Company's assets in liquidation or dissolution of the Company, or

                      (iii) a reverse merger in which the Company is the surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to person or persons different from those who held the stock immediately prior to such merger, or then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the effective date of such Change in Ownership by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such Change in Ownership occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry

Date into the offering period in which such Change in Ownership occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Ownership. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

                  The Company shall use its best efforts to provide at least ten
(10)-days advance written notice of the occurrence of any such Change in Ownership, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

    VIII.         ACCRUAL LIMITATIONS
                  -------------------

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (I) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the value of such stock on the date or dates such rights are granted the Participant) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                        (i) The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each such installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

                       (ii)  No  right  to  acquire   Common   Stock   under  an
         outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at the rate of Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value on the date or dates such rights are granted) for each calendar year those rights are at any time outstanding.

                      (iii) If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

                  C. In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

      IX.         AMENDMENT AND TERMINATION
                  -------------------------

                  A. The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation. However, the Board may not, without the approval of the Company's stockholders:

                        (i) materially increase the number of shares issuable under the Plan or the maximum number of shares purchasable per Participant during any one Semi-Annual Period of Participation, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

                       (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or

                       (iii)  materially   increase  the  benefits  accruing  to
         Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

                  B. The Company shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Company elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

       X.         DISPOSITION OF SHARES
                  ---------------------

                  A. The Plan Administrator may, in its absolute discretion, impose, as a condition to the issuance of the shares of Common Stock purchased under the Plan, the requirement that each Participant provide the Company with prompt notice of any transfer or other disposition of those shares which is effected within two (2) years after Participant's Entry Date into the offering period in which the shares were purchased or within one year after the Semi-Annual Purchase Date on which those shares were in fact purchased. The Plan Administrator may further require the certificate evidencing such shares to be endorsed with a legend indicating the existence of such notice requirement and impose appropriate stop transfer orders with respect to such certificate in the absence of such notice.

                  B. The Company shall not record on its books of record any transfer or other disposition of the shares of Common Stock issued under the Plan which is not effected in compliance with the foregoing notice requirement. Moreover, the Company may impose, as a condition to the recordation of such transfer or disposition, the requirement that the Participant satisfy all Federal, state and local income and employment tax withholding obligations applicable to such transfer or disposition.

      XI.         GENERAL PROVISIONS
                  ------------------

                  A. The Plan became effective on the March 17, 1993 Effective Date.

                  B. The March 1, 1995 restatement incorporated a series of amendments to the Plan authorized by the Board in January, 1995 to effect the following changes to the Plan: (i) allow Eligible Employees to join an offering period on any Semi-Annual Entry Date within that offering period, (ii) prohibit Participants from increasing their rate of payroll deduction under the Plan after their Entry Date into a particular offering period, (iii) obligate Participants to notify the Company of any disqualifying disposition (as defined in Code Section 423) of the shares they acquire under the Plan and (iv) and increase in the number of shares of Common Stock available for issuance over the term of the Plan.

                  C. The Plan shall terminate upon the earlier of (i) the last business day in February 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

                  D. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

                  E. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

                  F. The provisions of the Plan shall be governed by the laws of the State of Arizona without resort to that State's conflict-of-laws rules.

                                   Schedule A
                                   ----------

                           Companies Participating in
                          Employee Stock Purchase Plan
                               As of April 25, 1997
                               -------------------

                        Microchip Technology Incorporated

PROXY                                             MICROCHIP TECHNOLOGY INCORPORATED                                            PROXY

                                     This Proxy is Solicited on behalf of the Board of Directors
                                                                                                                         Preliminary
                                                                                                                         -----------
                                                 1997 ANNUAL MEETING OF STOCKHOLDERS

         The  undersigned  stockholder  of  MICROCHIP  TECHNOLOGY INCORPORATED,  a  Delaware  corporation  (the  "Company"),  hereby acknowledges  receipt of the Notice of Annual Meeting of Stockholders  and Proxy Statement of the Company,  each dated June __, 1997 and hereby appoints Steve Sanghi and C. Philip Chapman, and each of them, proxies and  attorneys-in-fact  with full power to each of substitution,  on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of the Company,  to be held on July 28, 1997, at 9:00 a.m., local time, at the Company's facility at 1200 South 52nd Street,  Tempe,
Arizona,  and at any adjournment or  adjournments  thereof,  and to vote all shares of Common Stock which the  undersigned  would be entitled to vote if then and there personally present, in the matters set forth below:

         A majority of such  attorneys  or  substitutes  as shall be present  and shall act at said  meeting or any  adjournment  or adjournments thereof (or if only one shall be present and act,  then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                            (Continued and to be signed on reverse side.)

------------------------------------------------------------------------------------------------------------------------------------

1. Election of Directors:
   Nominees: Steve Sanghi; Jon H. Beedle;    For  Withhold  For All     3. Proposal to Amend the Company's    For   Against Abstain
   Albert J. Hugo-Martinez; L.B. Day;        All     All    Except         1993 Stock Option Plan to
   Matthew W. Chapman                        [ ]     [ ]    [ ]            increase by 2,000,000 the number      [ ]     [ ]    [ ]
                                                                           of shares of Common Stock
   --------------------------------------                                  reserved for issuance thereunder;
   (Except nominee(s) written above)
                                                                        4. Proposal to Amend the Company's    [ ]     [ ]    [ ]
2. Proposal to Amend the Company's           For   Against Abstain         Employee Stock Purchase Plan to
   Restated Certificate of Incorporation                                   increase by 300,000 the number
   to increase the number of authorized      [ ]     [ ]    [ ]            of shares of Common Stock
   shares of Common Stock, par value                                       reserved for issuance
   $0.001 per share, from 65,000,000                                       thereunder;
   to 100,000,000;
                                                                        5. Proposal to ratify the             [ ]     [ ]    [ ]
               Preliminary                                                 appointment of KPMG Peat
               -----------                                                 Marwick LLP as the independent
                                                                           auditors of the Company.

                                                                        This  Proxy  will be voted as  directed  or, if no  contrary direction  is  indicated,  will be voted for the Election of
                                                                        Directors;  for  the  amendment  to the  Company's  Restated
                                                                        Certificate  of  Incorporation;  for  the  amendment  to the
                                                                        Company's  1993 Stock Option Plan;  for the amendment to the
                                                                        Company's Employee Stock Purchase Plan; for the ratification
                                                                        of  the   appointment  of  KPMG  Peat  Marwick  LLP  as  the
                                                                        independent  auditors of the  Company;  and as said  proxies deem  advisable on such other matters as may come before the meeting.

                                                                                                         Dated:_______________, 1997

                                                                        Signature(s)________________________________________________

                                                                        ____________________________________________________________
                                                                        (This Proxy  should be dated,  signed by the  stockholder(s)
                                                                        exactly  as his or her name  appears  herein,  and  returned promptly  in the  enclosed  envelope.  Persons  signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community  property,  both  stockholders should sign.)
------------------------------------------------------------------------------------------------------------------------------------
                                                      ^ FOLD AND DETACH HERE ^

                                                       YOUR VOTE IS IMPORTANT!

                                     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                     USING THE ENLOSED ENVELOPE.